United States
                          Securities and Exchange Commission
                                 Washington, D.C. 20549

                                      Form N-CSR

                  Certified Shareholder Report of Registered Management
                                 Investment Companies

                     Investment Company Act File Number 811-07360

                                    Monetta Trust
                  (exact name of registrant as specified in charter)

                              1776-A S. Naperville Road
                                     Suite 100
                                Wheaton, IL 60187-8133
                       (address of principal executive offices)

                                   Arthur Don Esq.
                                 Seyfarth Shaw LLP
                           55 E. Monroe Street, Suite 4200
                                 Chicago, IL 60603
                       (name and address of agent for service)



Registrant's telelphone number, including area code: (630) 462-9800

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2004


Form N-CSR is to be used by management Investment companies to file reports with the Commission not later that 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary , Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed the collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1.  Semi-Annual Report to Shareholders



Monetta Family
of Mutual Funds
No-Load








Monetta Fund

Monetta Trust
 Select Technology Fund
 Mid-Cap Equity Fund
 Blue Chip Fund
 Balanced Fund
 Intermediate Bond Fund
 Government Money
  Market Fund











                                                      Annual Report
                                                      December 31, 2004





1-800-MONETTA
WWW.MONETTA.COM

                                 TABLE OF CONTENTS

Performance Highlights
      Monetta Fund                                           4
      Monetta Select Technology Fund                         5
      Monetta Mid-Cap Equity Fund                            6
      Monetta Blue Chip Fund                                 7
      Monetta Balanced Fund                                  8
      Monetta Intermediate Bond Fund                         9
      Monetta Government Money Market Fund                  10

Disclosure Of Fund Expenses                                 11

Schedules of Investments
      Monetta Fund                                          12
      Monetta Select Technology Fund                        16
      Monetta Mid-Cap Equity Fund                           18
      Monetta Blue Chip Fund                                21
      Monetta Balanced Fund                                 23
      Monetta Intermediate Bond Fund                        28
      Monetta Government Money Market Fund                  31

Financial Statements
      Statements of Assets & Liabilities                    32
      Statements of Operations                              33
      Statements of Changes in Net Assets                   34
      Notes to Financial Statements                         36

Report Of Independent Registered Public Accounting Firm     48
Notice To Shareholders                                      49
Directors/Trustees                                          51


Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta, or visiting www.Monetta.com

Footnote: Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO's) which will significantly impact its performance. Due to the speculative nature of IPO's, there can be no assurance that IPO participation will continue and that IPO's will have a positive effect on the fund's performance. For the twelve months ended December 31, 2004, the Funds did not participate in IPO's. Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. While the fund is no-load, management and other expenses still apply. Please refer to the prospectus for further details

References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Since indices are unmanaged, it is not possible to invest in them. Sources for performance data include Lipper, Bloomberg L.P. and Frank Russell Company.

This report must be preceded or accompanied by a Prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Distributor: Quasar Distributors, LLC 02/05.


<Page 2>



Dear Fellow Shareholders:

At this time last year many advisors believed that growth stocks would outpace value stocks and large companies would produce better returns than small companies. During 2004, however, the opposite happened - value outperformed growth and small companies performed better than larger companies. For most of the year, the market traded within a narrow range. It wasn't until the fourth quarter, when the presidential election was decided, terrorist concerns diminished and the possibility of lower energy costs surfaced that the market staged a significant rally.

Most advisors insist that their forecasts were not incorrect - just premature. We agree with this assumption and feel that as economic growth increases, even at a moderate pace, it is only a matter of time before investors shift toward growth stocks.

Monetta, which invests primarily in growth stocks, has been penalized by the underperformance of the growth stock sector since 2001. We do not believe that the growth stock sector is dead but simply in hibernation and that investors will eventually migrate toward growth, especially in a low interest rate and moderately growing economic environment. For example, the slowdown in corporate earnings is analogous to going from 75 mph to 55 mph as profits fall back to safer, more sustainable levels. This environment should favor growth companies that demonstrate pricing power, solid demand for products and strong balance sheets.

Peering into 2005, a factor likely to work in the market's favor is the gradual, well telegraphed increase in the Federal Funds rate. This, coupled with moderate economic growth, should favor the equity market. In addition, the November election increased the possibility of tax, tort and social security reform that could be major positive factors for the financial markets, if enacted. However, there are events that could spark volatility<ellipsis>oil prices, dollar value on the foreign exchange markets, Iraq or terrorism.

The Monetta Funds are well positioned to capitalize on a shift toward growth stocks. I encourage you to review each of the fund's top holdings. We believe these are solid growth companies with above average long-term growth prospects. Monetta's fixed income funds focus on safety and short maturities as demonstrated in the Government Money Market and Intermediate Bond funds.

Please visit the recently redesigned website at www.monetta.com and register for the new Monetta/Sage college Tuition Rewards<trademark> program*. Once you register, the program automatically lets you receive college tuition credits that can be applied to any of the program's 169 participating colleges. The college tuition credits are earned annually, never expire and are equal to 5% of your annual account value. These Tuition Rewards<trademark> can be used to offset up to one year's college tuition for your children or relatives.

Thank you for investing in the Monetta funds.

Sincerely,


/s/ Robert S. Bacarella                         /s/ Timothy R. Detloff
Robert S. Bacarella                             Timothy R. Detloff, CPA
President, Founder and Portfolio Manager        Vice-President and Portfolio
                                                Manager

* The Tuition Rewards<trademark> will be remitted solely as a reduction from the college's full tuition bill, and not awarded in cash.


<Page 3>



Monetta Fund                                           Period ended 12/31/04

Investment Objective:   Market Capitalization:              Total Net Assets:
Capital Appreciation    $55 billion                         $58.2 million

PERFORMANCE:                  Average Annual Total Return

                         1 Year      5 Year      10 Year

Monetta Fund              1.49%      -5.79%        5.34%
Russell 3000 Growth*      6.93%      -8.87%        9.30%
S&P 500 Index*           11.04%      -2.27%        12.08%

*Source Lipper and Frank Russell Company

[Performance Graph Appears Here]

Data For Performance Graph

 		Russell
10 Year	Monetta	3000
Date	Fund	Growth	S & P
12/94	10,000	10,000	10,000
3/95	10,964	10,912	10,973
6/95	11,722	11,986	12,019
9/95	13,182	13,102	12,979
12/95	12,802	13,657	13,750
3/96	13,000	14,395	14,488
6/96	13,403	15,303	15,137
9/96	13,379	15,784	15,605
12/96	13,009	16,645	16,905
3/97	12,065	16,556	17,360
6/97	14,545	19,667	20,384
9/97	17,453	21,324	21,911
12/97	16,416	21,429	22,540
3/98	18,222	24,608	25,682
6/98	16,587	25,487	26,534
9/98	12,689	22,873	23,902
12/98	14,933	28,933	29,019
3/99	13,256	30,599	30,465
6/99	15,173	32,007	32,612
9/99	15,352	30,803	30,577
12/99	22,668	38,719	35,124
3/00	26,951	41,543	35,928
6/00	26,061	40,283	34,973
9/00	24,474	38,154	34,634
12/00	19,046	30,040	31,925
3/01	15,585	23,881	28,142
6/01	16,975	26,061	29,788
9/01	13,159	20,845	25,418
12/01	15,034	24,144	28,133
3/02	14,695	23,530	28,187
6/02	13,806	19,184	24,412
9/02	12,658	16,212	20,196
12/02	12,739	17,375	21,899
3/03	11,930	17,158	21,209
6/03	14,194	19,718	24,473
9/03	14,533	20,580	25,122
12/03	16,570	22,757	28,179
3/04	16,441	23,017	28,655
6/04	15,616	23,429	29,148
9/04	15,583	22,189	28,603
12/04	16,816	24,333	31,288


Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph to the right compares the change in value of a $10,000 investment in the Monetta Fund, the Russell 3000 Growth Index and the S&P 500 Index, with dividend and capital gains reinvested.

The Russell 3000 Index is an index that measures the performance of the 3,000 large U.S. Companies within the Russell 1000 and Russell 2000 Indices. The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Please refer to footnote at bottom of Page 2.



Portfolio Composition

Retail                            9.1%
Banks                             6.7%
Semiconductors                    5.9%
Telecommunications                5.4%
Software                          5.2%
Diversified Financial Services    5.0%
Internet                          5.0%
Home Builders                     4.5%
All Other Industries             47.1%
(A)                               6.1%

(A) Short-term investments net of other assets and liabilities.


Top 5 Equity Holdings:        % of Net Assets

Exxon Mobil Corp.             2.11%
General Electric Co.          1.88%
Microsoft Corp.               1.84%
Wal-Mart Stores, Inc.         1.63%
EMC Corp.                     1.46%
Total Top 5 Equity Holdings   8.92%



Commentary

The Monetta Fund posted a return of 1.49% in 2004, compared to the Russell 3000 Growth Index and S&P 500 Index returns of 6.93% and 11.04 %, respectively. After beating the S&P 500 Index returns in both 2002 and 2003, we are very disappointed to have lagged in 2004.

After a strong performance in 2003, the market continued to move upward in 2004, albeit in a very uneven fashion. In early August 2004, all the major indices were down between 4% and 11%, with technology stocks leading the way down. At the time it appeared that the strong performance in 2003 was not going to repeat in 2004. However, a late rally in 2004 sent the major indices into the positive territory, with small and mid-cap stocks leading the way.

Our underperformance originated primarily in the first half of 2004. Over the last six months of 2004, the Monetta Fund outperformed the S&P 500 Index and mirrored the Russell 3000 return. Our first half underperformance was caused by two factors. First, our sell discipline of cutting losses quickly resulted in our getting whipsawed as the market vacillated during much of the first half of 2004, until the year end rally. We ended up selling stocks as they were bottoming, only to see them move higher later. Unfortunately, we have a good memory of the bear market of 2000-2002 and we are very hesitant to hold stocks that are exhibiting weakness. We were disappointed that our prudence in cutting losses short actually negatively impacted our performance. Secondly, our technology stock performance was negatively impacted by the poor early year returns.

The Monetta Fund had a number of stocks that have performed well in 2004. In particular, among the S&P 500 industry groups, energy performed the best, and we had a number of energy stocks that performed well for us. Specifically, Peabody Energy and Exxon Mobil Corp. posted strong gains, and represented 1.4% and 2.3% of year end net assets, respectively. Peabody Energy is a coal producer and Exxon Mobil Corp. is a major integrated oil company. Our weakest sector in 2004 was the technology group. Due to our cutting losses short, no individual stock had a major impact on 2004 performance.

It is not clear to us where we are in the economic recovery. Some pundits claim that the recovery is coming to an end, while others feel that it is only beginning to take off. In response to our uncertainty, our group weightings are very close to their benchmarks. We will continue to monitor the economic situation carefully, and adjust our weightings, if we begin to see either a pickup or slowdown in economic growth.


<Page 4>


Monetta Select Technology Fund                       Period ended 12/31/04

Investment Objective:      Market Capitalization:       Total Net Assets:
Capital Appreciation       $26 billion                  $1.7 million

PERFORMANCE:                      Average Annual Total Return
                                                      Since Inception
                                    1 Year    5 Year      2/1/97
Select Technology Fund              -3.05%   -13.56%       1.49%
S&P 500*                            11.04%    -2.27%       7.26%
Merrill Lynch 100 Technology Index*  7.37%   -14.42%       8.02%
*Source Lipper and Bloomberg L.P.


[Performance Graph Appears Here]


Data For Performance Graph

		Merrill
	Select  Lynch	 S&P
DATE	Tech	100      500
		Tech

12/96	10,000	10,000	10,000
3/97	9,490	8,579	9,631
6/97	11,820	9,972	11,311
9/97	15,089	12,158	12,158
12/97	14,716	10,770	12,507
3/98	15,956	12,453	14,250
6/98	15,321	13,049	14,723
9/98	12,240	11,609	13,263
12/98	14,303	17,218	16,102
3/99	13,246	19,164	16,904
6/99	15,958	23,253	18,096
9/99	16,085	24,625	16,967
12/99	23,301	40,115	19,490
3/00	26,237	48,980	19,936
6/00	23,388	43,847	19,406
9/00	24,370	42,216	19,217
12/00	18,936	25,646	17,715
3/01	15,739	17,965	15,615
6/01	17,006	20,752	16,529
9/01	12,699	12,266	14,104
12/01	14,705	17,324	15,611
3/02	12,770	16,809	15,640
6/02	8,729	11,669	13,546
9/02	6,357	8,004	11,207
12/02	7,628	10,143	12,151
3/03	7,713	10,132	11,769
6/03	9,380	13,186	13,579
9/03	10,524	14,805	13,939
12/03	11,597	17,153	15,635
3/04	11,032	17,415	15,899
6/04	10,835	17,475	16,173
9/04	9,606	15,533	15,870
12/04	11,245	18,418	17,360



Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Select Technology Fund, the S&P 500 Index and the Merrill Lynch 100 Technology Index, with dividends and capital gains reinvested.

The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADR's. Please refer to footnote at bottom of Page 2.


Portfolio Composition

Semiconductors         22.0%
Computers              20.9%
Telecommunications     19.2%
Software               16.6%
Internet                9.4%
Electronics             7.9%
All Other Industries    3.0%
(A)                     1.0%

(A) Short-term investments net of other assets and liabilities.


Top 5 Equity Holdings:           % of Net Assets

Apple Computer, Inc.                  3.10%
Marvell Technology Group Ltd.         2.13%
VeriSign, Inc.                        2.02%
Network Appliance, Inc.               2.00%
Ericsson (LM) Telephone - SP ADR      1.89%
Total Top 5 Equity Holdings          11.14%


Commentary

The Monetta Select Technology Fund posted a return of negative 3.05% in 2004. The major technology based indices, including the Merrill Lynch 100 Technology and Goldman Sachs Technology, posted returns of 7.37% and 2.91%, respectively, in 2004. The Fund's underperformance relative to these benchmarks in 2004 was due to the Fund having a higher weighting of smaller capitalization technology stocks in early 2004, which generally underperformed larger technology stocks.

At the end of September 2004, both the Merrill Lynch 100 Technology and Goldman Sachs Technology indices were each down approximately 10% for the year. Both indices were up sharply in the fourth quarter, to return the indexes to the positive territory for the year.

Early in 2004, the technology recovery appeared to be in its infancy, and we positioned the fund aggressively in small-cap technology stocks, which generally exhibit strong performance in the early stages of recovery. These stocks were hit hard in the technology stock downdraft in early 2004, negatively impacting our performance early in the year. We repositioned the portfolio to emphasize mid to large-cap technology stocks in the second quarter.

The Fund's best performing stocks in 2004 included Yahoo! Inc., Apple Computer and Qualcomm, Inc., which represented 1.6%, 3.1% and 1.5% of year end net assets, respectively. The I-Pod craze has benefited Apple tremendously and expectations continue to move higher. Yahoo continues to post outstanding revenue and earnings gains. Our poor performing stocks include Sanmina-SCI Corp., a leading contract manufacturer. Despite strong fundamentals and a leading market position, the stock was down in 2004 and currently represents 1.5% of net assets. Other poor performers include SAVVIS Communications Corp. and Agilent Technologies, Inc., both of which were sold.

For every technology company that posts a solid earnings result, there is another that is struggling to meet expectations. This suggests that we will continue in the current choppy growth environment. We expect our strategy of focusing on the leading technology companies in their respective areas will continue to serve us well.

Technology companies are at the leading edge of our economy and generate jobs and wealth. We continue to believe that technology companies represent an exciting segment of the market with tremendous growth potential, despite the volatility. While it is difficult to predict the near term, over the long term we believe that this is a segment of the market that holds tremendous long term potential.

<Page 5>


Monetta Mid-Cap Equity Fund                            Period ended 12/31/04

Investment Objective:     Market Capitalization:         Total Net Assets:
Capital Appreciation      $7 billion                     $7.2 million


PERFORMANCE:                             Average Annual Total Return

                                    1 Year      5 Year      10 Year
Mid-Cap Equity Fund                  0.28%     -11.90%        4.89%
S&P 400 Mid-Cap Index*              16.48%       9.54%       16.10%
*Source Lipper


[Performance Graph Appears Here]


Data For Performance Graph

DATE	MIDCAP	S & P 400

12/94	10,000	10,000
3/95	10,721	10,809
6/95	11,951	11,762
9/95	12,722	12,910
12/95	12,454	13,095
3/96	13,527	13,901
6/96	13,808	14,302
9/96	14,349	14,718
12/96	15,467	15,610
3/97	15,404	15,377
6/97	17,545	17,638
9/97	20,063	20,474
12/97	19,974	20,644
3/98	21,854	22,917
6/98	21,213	22,426
9/98	16,559	19,181
12/98	19,802	24,589
3/99	19,611	23,020
6/99	22,135	26,277
9/99	21,011	24,070
12/99	30,371	28,207
3/00	36,834	31,787
6/00	34,878	30,738
9/00	36,581	34,473
12/00	26,517	33,145
3/01	15,640	29,576
6/01	18,898	33,468
9/01	13,931	27,922
12/01	15,099	32,943
3/02	14,691	35,156
6/02	12,836	31,883
9/02	10,571	26,610
12/02	10,978	28,161
3/03	11,160	26,911
6/03	13,922	31,655
9/03	14,623	33,741
12/03	16,072	38,191
3/04	15,688	40,123
6/04	15,167	40,513
9/04	14,330	39,662
12/04	16,119	44,485


Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400 Mid-Cap Index, with dividends and capital gains reinvested.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Please refer to footnote at bottom of Page 2.

Portfolio Composition

Commercial Services     6.4%
Internet                6.3%
Pharmaceuticals         6.2%
Media                   5.2%
Heathcare-Services      5.1%
Lodging                 4.8%
Electric                4.6%
All Other Industries   60.3%
(A)                     1.1%

(A) Short-term investments net of other assets and liabilities.

Top 5 Equity Holdings:                % of Net Assets

SAFECO Corp.                              2.16%
Laboratory Corp. of America Holdings      2.06%
MGM Mirage, Inc.                          2.01%
United Defense Industries, Inc.           1.96%
XTO Energy, Inc.                          1.95%
Total Top 5 Equity Holdings              10.14%




Commentary

The Monetta Mid-Cap Fund was up a moderate 0.28% in 2004, versus the 16.48% return of the S&P 400 Mid-Cap index. The variance was due to our underweighting in the energy sector and value style investing that dominated the financial markets. The fund performed well during the fourth quarter '04, appreciating 12.48%, as investors responded favorably to the election results, declining oil prices and an investor shift toward growth stocks.

A major development that took many investors by surprise at the beginning of the year was the topping out of economic momentum. This negative trend was accentuated by the Federal Reserve's mid year change in monetary policy as it adopted a gradual but upward bias to interest rates.

During the year we gradually increased the number of securities from 70 to 111 issues at year end. Also, diversification by sector was expanded due to a lack of significant sector leadership in the growth area. The best performing sectors last year were energy and high dividend paying securities, both sectors that were underweighted in the portfolio last year.

We held several strong performing stocks last year including those companies involved in the satellite radio business. Two of our best performing securities were Sirius Satellite Radio, Inc. and XM Satellite Radio Holding, Inc. representing 1.1% and
1.6%, respectively, of year end net assets. This sector benefited from an expanding market share in the auto markets and Howard Stern signing on with Sirius. Other top performing stocks included Biogen Idec, Inc. and MGM Mirage, Inc. Biogen was sold after its sharp upward price movement on the news that it would submit Antegren (a multiple sclerosis drug) for FDA approval. MGM Mirage, representing 2.0% of year end net assets, benefited from its buyout offer of Mandalay Resort Group.

The worst performing securities last year were OmniVision Technologies, Inc and iPass, Inc. Both securities were sold, OmniVision on the news that it would restate financial results, while guiding analyst estimates lower. iPass was sold after lowering earnings estimates.

The fund is currently invested in what we believe to be premier mid-cap growth companies, which we believe have unique competitive advantages to generate solid long-term investment returns. The portfolio is diversified by sector and individual holdings. At year-end, the top ten holdings represent 39.2% of net assets.

We remain excited about the fund's long-term prospects, especially as investors shift from value to growth stock emphasis. The key will be an end to the Federal Reserve's tightening cycle coupled with moderate economic growth.

<Page 6>


Monetta Blue Chip Fund                                 Period ended 12/31/04

Investment Objective:         Market Capitalization:        Total Net Assets:
Capital Appreciation          $85 billion                   $1.7 million

PERFORMANCE:                        Average Annual Total Return

                                                Since Inception
                        1 Year     5 Year            9/1/95
Blue Chip Fund          -1.47%    -18.79%             0.19%
S&P 500 Index*          11.04%     -2.27%            10.38%
*Source Lipper


[Performance Graph Appears Here]


Data For Performance Graph

DATE	Blue  	S&P500
	Chip
        Fund

9/95	10,000	10,482
12/95	10,574	11,105
3/96	11,344	11,701
6/96	11,923	12,225
9/96	12,864	12,603
12/96	13,555	13,653
3/97	13,842	14,020
6/97	15,621	16,465
9/97	17,333	17,699
12/97	17,167	18,207
3/98	18,413	20,745
6/98	18,003	21,433
9/98	14,161	19,307
12/98	18,711	23,441
3/99	21,536	24,608
6/99	22,873	26,343
9/99	22,359	24,699
12/99	28,811	28,372
3/00	31,828	29,022
6/00	30,249	28,250
9/00	30,019	27,976
12/00	24,505	25,788
3/01	13,551	22,732
6/01	14,256	24,062
9/01	9,895	20,532
12/01	11,287	22,725
3/02	10,614	22,768
6/02	8,831	19,719
9/02	7,318	16,314
12/02	7,839	17,689
3/03	7,604	17,132
6/03	9,135	19,768
9/03	9,185	20,291
12/03	10,329	22,760
3/04	10,363	23,145
6/04	9,791	23,543
9/04	9,219	23,103
12/04	10,178	25,272


Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Blue Chip Fund to the S&P 500 Index, with dividends and capital gains reinvested.

The S&P 500 Index is the Standards & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Please refer to footnote at bottom of Page 2.

Portfolio Composition

Telecommunications               13.0%
Retail                           12.4%
Miscellaneous Manufacturing       8.5%
Agriculture                       7.1%
Diversified Financial Services    7.0%
Pharmaceuticals                   6.0%
Media                             5.2%
Oil&Gas Services                  5.0%
All Other Industries             33.2%
(A)                               2.6%

(A) Short-term investments net of other assets and liabilities.


Top 5 Equity Holdings:      % of Net Assets

General Electric Co.          4.42%
Comcast Corp. - CL A          4.03%
Home Depot, Inc.              3.88%
Altria Group, Inc.            3.70%
Monsanto Co.                  3.37%
Total Top 5 Equity Holdings  19.40%

Commentary

The Monetta Blue Chip Fund declined 1.47% in 2004, below that of the Dow Jones Industrial Average and S&P 500 Index returns of 5.40% and 11.04%, respectively. The fund's variance occurred in the second quarter due to its investments in Chinadotcom Corporation and Calpine Corporation, as discussed in the Fund's Semi-Annual Report. Fund performance tracked that of the major indices in the second half of the year, posting a 10.40% return in the fourth quarter versus a 7.62% and 9.39% return of the Dow and S&P 500, respectively.

We were very active during the year, adding a number of new securities to the portfolio. Recent purchases included Time Warner, Inc., a diversified media company, Procter and Gamble Company, a major cosmetic / personal care manufacturing company and Pfizer, Inc. a major drug company. At the end of the year they represented 1.2%, 1.7% and 1.7%, respectively, of year end net assets. The portfolio is weighted toward the large capitalization growth companies that we believe have above average long-term growth potential.

How do we make money this year?

Given the valuation compression we have seen in the large-cap growth area, we are favoring companies with pricing power and the potential for stable or improving margins. In a slowing economic environment, we believe that relying on multiple expansion to make money is over. Therefore, the key to higher stock prices will be companies that have organic growth or those that can benefit from repositioning or divestitures to unlock value. Examples of such companies, we believe, include General Electric and Altria that represent 4.4% and 3.7% of year end net assets, respectively.

As for sectors, energy is likely to trade in a wide range. Healthcare appears attractive based on a historical basis, but the group is suffering from drugs withdrawn from the market, generic encroachments and patent expiration. The technology sector is always subject to valuation concerns. The consumer related sectors appear fully priced while the financial sector is dependent on the Federal Reserve's monetary policy. In summary, there is currently no significant sector leadership to overweight.

The Fund is positioned to benefit from improving corporate confidence that will spread into higher inventory and hiring decisions. This business cycle recession has been deflation-related rather than inflation-related. As a result, consumption growth has been steady but there has been longer-than-usual delays in business spending and hiring. As companies accelerate capital spending and hiring, increased corporate profitability should follow. The biggest risk to business is dollar weakness, which the Federal Reserve is monitoring very closely.

<Page 7>


Monetta Balanced Fund                                   Period ended 12/31/04


Investment Objective:         Market Capitalization:  Average Maturity:
Capital Appreciation/Income   $57 billion             7.2 Years

Total Net Assets:
$4.0 million

PERFORMANCE:                        Average Annual Total Return

                                                          Since Inception
                                         1 Year    5 Year    9/1/95
Balanced Fund                             5.55%    -3.26%     7.31%
S&P 500 Index*                           11.04%    -2.27%    10.38%
Lehman Bros. Gov't/Credit Bond Index*     4.19%     8.00%     7.00%
*Source Lipper


[Performance Graph Appears Here]


Data For Performance Graph

DATE  Balanced	S&P 500	Lehman
			Corp/Govt Bond

9/95	10,000	10,482	10,000
12/95	10,616	11,105	10,573
3/96	11,131	11,701	10,326
6/96	11,913	12,225	10,374
9/96	12,547	12,603	10,557
12/96	13,369	13,653	10,880
3/97	13,358	14,020	10,786
6/97	14,642	16,465	11,179
9/97	16,431	17,699	11,570
12/97	16,205	18,207	11,941
3/98	17,321	20,745	12,123
6/98	16,923	21,433	12,351
9/98	15,004	19,307	12,962
12/98	17,602	23,441	12,979
3/99	18,952	24,608	12,823
6/99	19,782	26,343	12,682
9/99	19,353	24,699	12,751
12/99	22,814	28,372	12,698
3/00	24,609	29,022	13,040
6/00	24,018	28,250	13,229
9/00	24,833	27,976	13,609
12/00	21,639	25,788	14,204
3/01	17,500	22,732	14,658
6/01	18,452	24,062	14,702
9/01	16,702	20,532	15,402
12/01	17,885	22,725	15,411
3/02	17,341	22,768	15,339
6/02	15,853	19,719	15,914
9/02	14,625	16,314	16,821
12/02	15,330	17,689	17,112
3/03	15,276	17,132	17,394
6/03	16,909	19,768	18,007
9/03	17,235	20,291	17,915
12/03	18,311	22,760	17,909
3/04	18,624	23,145	18,461
6/04	18,264	23,543	17,876
9/04	18,189	23,103	18,512
12/04	19,325	25,272	18,660

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the S&P 500 Index, with dividends and capital gains reinvested, and the Lehman Bros. Gov't/Credit Bond Index.

The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Gov't/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-30 years remaining until maturity. Please refer to footnote at bottom of Page 2.


Portfolio Composition

Common Stocks          59.6%
Treasury Notes          8.0%
Corporate Bonds        24.8%
Treasury Strips         0.6%
U.S. Gov't Agencies     6.1%
(A)                     0.9%

(A) Short-term investments net of other assets and liabilities.


Top 5 Equity Holdings:      % of Net Assets

Time Warner, Inc.             1.97%
The AES Corp.                 1.73%
Comcast Corp. - CL A          1.68%
American Int'l Group, Inc.    1.66%
Southwest Airlines Co.        1.65%
Total Top 5 Equity Holdings   8.69%


Commentary

The Monetta Balance Fund was up 5.55% in 2004 compared to the returns of the S&P 500 Index and the Lehman Gov't/Credit Bond Index that rose 11.04% and 4.19%, respectively. Throughout most of the year the fund maintained a 60% equity and 40% fixed income asset mix. The number of equity holdings increased year over year from 30 to 55 issues. The increase reflects the lack of significant sector leadership, except for the energy sector, as the Federal Reserve began its gradual tightening strategy.

The top performing stocks in 2004 included Yahoo! Inc, Nova Chemicals Corporation and Smith International, Inc. representing 1.09%, 1.2% and 0.7 %, respectively, of year end net assets. Yahoo benefited from higher earnings estimates on strong performance from advertising and paid search results. Nova Chemicals performed well as sales volume and margins increased in its Olefins/Polyolefin's business. Lastly, Smith International, a leading oil service company, was aided by soaring demand and fears about oil supply that propelled energy prices to new highs.

Our worst performing securities in 2004 were Delta Airlines, Inc and Nanometrics, Inc. that were both sold. Delta suffered from declining profit margins as a result of higher oil prices, lower fares and bankruptcies within the industry. Nanometrics, a leader in the manufacture of 300mm wafer measurement equipment, declined as research and development costs exceeded forecast. In addition, investors expressed concerns over a slowing in the industries' book to bill ratio.

The fixed income portion of the fund is positioned defensively. Holdings are generally investment grade with an average duration of 5.1 years. The fund's maturity structure is positioned to benefit from a gradual increase in interest rates. We expect to maintain a 40% fixed income weighting in the fund.

Looking forward, we believe the greatest impact on the markets will be the actual slowdown in economic growth and the extent that the Federal Reserve will increase interest rates in 2005. At present, we anticipate greater upside potential in equities relative to the fixed income market. After the strong market rally in the fourth quarter '04, a moderate pullback would not surprise us. Oil is likely to trade in a wide range, increasing market volatility, while continued downward pressure on the dollar could negatively impact foreign investors in the U.S. market. Our sector and stock weightings reflect a diversified portfolio with emphasis on larger capitalization issues.

<Page 8>



Monetta Intermediate Bond Fund                         Period ended 12/31/04


Investment Objective:   30-Day SEC Yield:  Average Maturity:
Income                  2.55%              4.2 Years

Total Net Assets:
$9.7 million

PERFORMANCE:                        Average Annual Total Return

                                    1 Year      5 Year      10 Year
Monetta Intermediate Bond Fund       2.38%       5.56%        6.75%
Lehman Bros. Intermediate
  Gov't/Credit Bond Index*           3.04%       7.21%        7.16%
*Source Lipper


[Performance Graph Appears Here]


Data For Performance Graph

DATE	Bond  	Lehman Int.
	Fund	Corp/Bond

12/94	10,000	10,000
3/95	10,528	10,439
6/95	11,085	10,961
9/95	11,252	11,143
12/95	11,473	11,535
3/96	11,438	11,439
6/96	11,610	11,511
9/96	11,865	11,715
12/96	12,213	12,002
3/97	12,183	11,989
6/97	12,597	12,342
9/97	12,992	12,676
12/97	13,300	12,947
3/98	13,492	13,149
6/98	13,776	13,396
9/98	14,369	13,998
12/98	14,415	14,039
3/99	14,524	14,013
6/99	14,359	13,957
9/99	14,603	14,085
12/99	14,645	14,092
3/00	14,855	14,304
6/00	14,850	14,545
9/00	15,297	14,964
12/00	15,836	15,518
3/01	16,396	16,044
6/01	16,545	16,151
9/01	17,217	16,894
12/01	16,539	16,908
3/02	16,357	16,871
6/02	16,988	17,471
9/02	17,641	18,263
12/02	18,066	18,571
3/03	18,387	18,852
6/03	18,823	19,365
9/03	18,727	19,361
12/03	18,748	19,372
3/04	19,147	19,851
6/04	18,718	19,351
9/04	19,137	19,875
12/04	19,193	19,963

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

Prior to July 1, 2001, total returns are net of a portion or all of the advisory fees waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Bros. Intermediate Government/Credit Bond Index.

The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. Please refer to footnote at bottom of Page 2.

Portfolio Composition
Corporate Bonds        66.9%
Treasury Notes         15.0%
U.S. Gov't Agencies    12.7%
(A)                     5.4%

(A) Short-term investments net of other assets and liabilities.


Maturity Profile:           % of Net Assets


1 Year or Less               14.67%
1-3 Years                    31.09%
3-6 Years                    19.05%
6-10 Years                   35.19%
Over 10 Years                 0.00%
Total                       100.00%

Commentary

The Monetta Intermediate Bond Fund had a return of 2.38%, net of expenses (without expenses, 3.56%), for the twelve months ended December 31, 2004 versus its benchmark Lehman Brothers Intermediate Government/Credit Index return of 3.04%

The 2004 bond market performed almost exactly as anticipated delivering relatively modest levels of return. A significant portion of the bond market's return was generated by the investment grade and speculative or "high yield" sectors in the last quarter of the year. Investors responded favorably to the US election results, a greater degree of clarity on the domestic economic front and peaking oil prices. The low yield, low spread, low return environment encouraged investors to move down the credit quality spectrum and increase leverage to maximize returns.

Over the past year, the yield curve has flattened extensively as short interest rates have consistently risen relative to long interest rates, as evidenced by the yield on the 2 year treasury at 3.07% - up 1.25% for 2004 while the 10 year treasury was virtually unchanged at 4.22%. It is highly unusual in an economic recovery for longer yields to remain stable or drop while the Fed is raising short rates. At this time the Fund continues to maintain a high "A" quality diversified portfolio with an average maturity of 4.2 years, shorter than the benchmark, reflecting our rising interest rate outlook. We are maintaining overweight in the corporate bond sector, particularly shorter maturities, as the appetite for incremental yield continues to drive performance in this environment of low absolute rates. The Fund's maturity schedule has been changed to more closely resemble that of the benchmark index rather than the barbelled (combination of long and short maturities) structure that was utilized during much of 2004, as it appears that the opportunity for further out performance in the barbell has been greatly reduced.

We believe 2005, at the outset, will mimic the key themes of 2004: further US economic expansion, moderate Fed tightening, and continued strength in consumer spending and US business investment activity. The return premiums for investing in the riskier sectors of the bond market are admittedly narrow but excess liquidity and limited attractive alternatives are likely to keep spreads from widening in the foreseeable future and provide ample performance opportunity for fund investors.

<Page 9>


Monetta Government Money Market Fund                    Period ended 12/31/04


Investment Objective:               7-Day Yield:    Average Days to Maturity:
Income and Capital Preservation     1.74%**         20 Days

Total Net Assets:
$3.1 million

PERFORMANCE:                        Average Annual Total Return

                           1 Year     5 Year      10 Year

Monetta Government
  Money Market Fund        0.86%**    2.45%**     3.83%**
Lipper US Gov't Money
  Market Funds Avg.*       0.63%      2.27%       3.62%
*Source Lipper.


[Performance Graph Appears Here]


Data For Performance Graph

DATE	Gov't	Lipper
	Money	US Gov't
        Market  Money
        Fund    Market
                Index

12/94	10,000	10,000
3/95	10,142	10,132
6/95	10,294	10,271
9/95	10,445	10,407
12/95	10,588	10,543
3/96	10,719	10,670
6/96	10,848	10,797
9/96	10,984	10,928
12/96	11,124	11,060
3/97	11,260	11,191
6/97	11,400	11,328
9/97	11,546	11,470
12/97	11,696	11,614
3/98	11,845	11,757
6/98	11,996	11,903
9/98	12,153	12,051
12/98	12,308	12,189
3/99	12,452	12,320
6/99	12,595	12,451
9/99	12,742	12,592
12/99	12,904	12,747
3/00	13,076	12,911
6/00	13,264	13,092
9/00	13,468	13,289
12/00	13,684	13,491
3/01	13,864	13,665
6/01	14,004	13,803
9/01	14,115	13,913
12/01	14,184	13,981
3/02	14,230	14,030
6/02	14,278	14,078
9/02	14,325	14,120
12/02	14,361	14,155
3/03	14,382	14,181
6/03	14,405	14,202
9/03	14,424	14,215
12/03	14,442	14,228
3/04	14,459	14,241
6/04	14,476	14,254
9/04	14,512	14,278
12/04	14,566	14,318

Performance data quoted represents past performance; past performance does not guarantee future results.Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Government Money Market Fund to the Lipper U.S. Government Money Market Funds Average.

The Lipper U.S. Government Money Market Funds Average is a performance benchmark which includes funds invested principally in financial instruments issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

**Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had fees not been waived, the 7-day yield would have been 0.75%, versus 1.74%, on December 31, 2004. The 7-day yield will vary, and the yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. Please refer to footnote at bottom of Page 2.



Portfolio Composition

Federal Home Loan Bank             33.1%
Federal National Mortgage Assoc.   44.9%
Federal Home Loan Mortgage Corp.   21.6%
(A)                                 0.4%

(A) Net of other assets and liabilities.


Allocation:

Government Obligations          99.6%
Other Assets Less Liabilities    0.4%
Total                          100.0%


Commentary

The Monetta Government Money Market Fund gained 0.86% for the twelve months ended December 31, 2004. This compared favorably to the Lipper U.S. Government Money Market Funds category, which gained 0.63% for the same period.

The Federal Reserve continued on their path of consistency with two more short-term interest rate increases of 25 basis points during the fourth quarter of 2004. This brings the fed funds rate (overnight rate charged to banks needing loans to meet reserve requirements) up to 2.25% - a level not seen since the end of 2001. The market is anticipating a minimum of two more short rate hikes by the Fed in early 2005 while most economists think 3% will be reached before year end. Throughout 2004 the Fed made a concerted effort to clearly communicate its policy stance and likely future action. Such efforts at clarity have meant that the rise in short rates has been well anticipated and the market has been comfortable with the Fed's "measured response". An important consideration is that the Fed is not raising rates from historically accommodative levels because of higher inflation expectations but in response to stronger GDP (Gross Domestic Product) - this gives them some policy maneuverability for the future. The direct result of Fed action has been a curve flattening - short rates rising and longer rates basically unchanged to slightly lower.

The Fund will continue to overweight the agency discount note sector versus Treasury bills because of the incremental yield that it provides. We do not anticipate changing the relatively short average life of the Fund at this time because the anticipated Fed rate hikes should provide an opportunity to invest the maturity streams at higher yields. A primary risk to the markets in early 2005 would be a surprise change in US monetary policy. However, in the absence of resurgent inflation, it appears that the Fed will stay the stated course.

<Page 10>



Disclosure Of Fund Expenses                              December 31, 2004

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                      BEGINNING         ENDING    EXPENSES PAID
                  ACCOUNT VALUE  ACCOUNT VALUE   DURING PERIOD*    ANNUALIZED
                         7/1/04       12/31/04  7/1/04-12/31/04 EXPENSE RATIO

ACTUAL

Monetta Fund            $ 1,000     $ 1,000.31        $  7.14       1.43%
Select Technology Fund    1,000         969.01          15.94       3.23%
Mid-Cap Equity Fund       1,000         992.92           8.47       1.70%
Blue Chip Fund            1,000         976.05          16.68       3.37%
Balanced Fund             1,000       1,019.60           8.37       1.66%
Intermediate Bond Fund    1,000       1,005.96           5.96       1.19%
Gov't Money Market Fund   1,000       1,001.85           2.45       0.49%**

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)

Monetta Fund            $ 1,000     $ 1,018.00         $ 7.18       1.43%
SelectTechnology Fund     1,000       1,008.87          16.21       3.23%
Mid-Cap Equity Fund       1,000       1,016.61           8.56       1.70%
Blue Chip Fund            1,000       1,008.17          16.91       3.37%
Balanced Fund             1,000       1,016.81           8.36       1.66%
Intermediate Bond Fund    1,000       1,019.20           6.00       1.19%
Gov't Money Market Fund   1,000       1,022.76           2.47       0.49%**


* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days (to reflect the one-half year period).

** The Adviser voluntarily waived the management fee and the Board of Trustees waived all of the Distribution and Service (12b-1) Fees resulting in an actual expense ratio of 0.49% versus 1.43%.


<Page 11>


Schedule of Investments                             December 31, 2004

                                 Monetta Fund


COMMON STOCKS - 93.9%                    VALUE
NUMBER OF SHARES

Aerospace/Defense - 2.6%
      7,100 Boeing Co.                   $367,567
      7,200 General Dynamics Corp.        753,120
      4,300 Lockheed Martin Corp.         238,865
      3,000 Northrop Grumman Corp.        163,080
                                        1,522,632
Apparel - 1.4%
      9,000 Nike, Inc. - CL B             816,210

Banks - 6.7%
      4,000 BB&T Corp.                    168,200
     13,000 Bank of America Corp.         610,870
      2,500 Irwin Financial Corp.          70,975
      5,000 KeyCorp.                      169,500
      4,300 M&T Bank Corp.                463,712
     15,500 The Bank of New York
              Company, Inc.               518,010
     18,500 U.S. Bancorp                  579,420
      6,500 Wachovia Corp.                341,900
      9,300 Wells Fargo & Co.             577,995
      5,500 Zions Bancorporation          374,165
                                        3,874,747
Biotechnology - 1.1%
     *4,000 Amgen, Inc.                   256,600
     *2,500 Genentech, Inc.               136,100
     *4,500 Genzyme Corp.                 261,315
                                          654,015
Building Materials - 0.6%
      5,000 Florida Rock Industries, Inc. 297,650
      3,100 LSI Industries, Inc.           35,495
                                          333,145
Chemicals - 1.5%
      8,000 Crompton Corp.                 94,400
      3,000 Dow Chemical Co.              148,530
     *6,000 Hercules, Inc.                 89,100
     10,000 Olin Corp.                    220,200
      5,500 Rohm and Haas Co.             243,265
     *9,000 Terra Industries, Inc.         79,920
                                          875,415
Coal - 2.2%
      4,000 Arch Coal, Inc.               142,160
     11,000 Massey Energy Co.             384,450
      9,300 Peabody Energy Corp.          752,463
                                        1,279,073
Commercial Services - 1.0%
     *1,000 Apollo Group, Inc. - CL A      80,710
     *2,300 Career Education Corp.         92,000
      2,300 H & R Block, Inc.             112,700
    *12,000 Parexel Int'l Corp.           243,600
     *2,200 The Geo Group, Inc.            58,476
                                          587,486
Computers - 2.3%
    *57,000 EMC Corp.                     847,590
      5,000 Int'l Business Machines Corp. 492,900
     12,200 Socket Communications, Inc.    24,278
                                        1,364,768
Cosmetics/Personal Care - 1.3%
     14,000 Procter & Gamble Co.          771,120

Distribution/Wholesale - 0.5%
      4,000 W.W. Grainger, Inc.           266,480

Diversified Financial Services - 5.0%
      3,500 ASTA Funding, Inc.             93,940
     *4,000 AmeriCredit Corp.              97,800
     15,000 American Express Co.          845,550
      7,500 Citigroup, Inc.               361,350
    *10,000 E*Trade Financial Corp.       149,500
     *3,000 Investment Technology
              Group, Inc.                  60,000
      9,000 JPMorgan Chase & Co.          351,090
      3,000 MBNA Corp.                     84,570
      5,000 Merrill Lynch & Company, Inc. 298,850
     *3,000 Portfolio Recovery
              Associates, Inc.            123,660
      4,500 The Goldman Sachs
              Group, Inc.                 468,180
                                        2,934,490
Electric - 0.1%
    *20,000 Calpine Corp.                  78,800

Electrical Components&Equipment - 0.4%
      6,000 AMETEK, Inc.                  214,020

Electronics - 1.1%
     *3,000 CyberOptics Corp.              44,610
     *2,500 Cymer, Inc.                    73,850
      5,600 Garmin Ltd.                   340,704
     *2,500 Mikron Infrared, Inc.          32,550
    *16,000 Sanmina-SCI Corp.             135,520
                                          627,234
Engineering&Construction - 0.4%
     *2,500 Jacobs Engineering
              Group, Inc.                 119,475
     *5,000 The Shaw Group, In c.          89,250
                                          208,725


<Page 12>



Schedule of Investments                 December 31, 2004

Monetta Fund (Cont'd)

COMMON STOCKS                             VALUE
NUMBER OF SHARES

Entertainment - 0.8%
     *4,000 Empire Resorts, Inc.         $ 44,600
      5,200 Int'l Game Technology         178,776
     *9,700 Scientific Games
              Corp. - CL A                231,248
                                          454,624
Food - 0.5%
      7,000 Kraft Foods, Inc. - CL A      249,270
      8,000 Winn-Dixie Stores, Inc.        36,400
                                          285,670
Hand/Machine Tools - 0.1%
      7,000 Milacron, Inc.                 23,730

Healthcare-Products - 2.2%
     10,200 Baxter Int'l, Inc.            352,308
     *5,000 Haemonetics Corp.             181,050
     12,000 Johnson & Johnson             761,040
                                        1,294,398
Healthcare-Services - 4.0%
     *7,400 Coventry Health Care, Inc.    392,792
      7,500 Health Management
              Associates, Inc. - CL A     170,400
     *4,000 Laboratory Corp. of
              America Holdings            199,280
     *2,000 Lincare Holdings, Inc.         85,300
     *6,700 Quest Diagnostics, Inc.       640,185
      9,300 UnitedHealth Group, Inc.      818,679
                                        2,306,636
Home Builders - 4.5%
      6,300 Centex Corp.                  375,354
    *11,300 Hovnanian Enterprises,
              Inc. - CL A                 559,576
      8,500 M.D.C. Holdings, Inc.         734,740
     10,000 Orleans Homebuilders, Inc.    198,500
    *11,000 Toll Brothers, Inc.           754,710
                                        2,622,880
Home Furnishings - 0.2%
      1,600 Whirlpool Corp.               110,736

Household Products/Wares - 0.1%
      1,000 Kimberly-Clark Corp.           65,810

Insurance - 1.7%
      9,000 Allstate Corp.                465,480
      2,000 AmerUs Group Co.               90,600
      9,000 Scottish Re Group, Ltd.       233,100
      3,000 The Hartford Financial
              Services Group, Inc.        207,930
                                          997,110

Internet - 5.0%
    *11,000 @Road, Inc.                    76,010
     *5,000 Alloy, Inc.                    40,350
     *6,000 Amazon.com, Inc.              265,740
    *15,800 Ariba, Inc.                   262,280
     *5,000 AsiaInfo Holdings, Inc.        29,800
    *10,000 Blue Coat Systems, Inc.       186,100
    *14,400 Captiva Software Corp.        146,880
    *10,000 Check Point Software
              Technologies Ltd.           246,300
       *600 Google, Inc. - CL A           115,860
     *8,700 Internet Security Systems,
              Inc.                        202,275
     *4,000 Jupitermedia Corp.             95,120
     *4,500 Kintera Inc.                   40,545
     *5,000 MatrixOne, Inc.                32,750
     *5,000 Openwave Systems, Inc.         77,300
     *4,000 Overstock.com, Inc.           276,000
    *10,000 Quovadx, Inc.                  23,900
     *5,100 Sapient Corp.                  40,341
    *20,600 VeriSign, Inc.                690,512
     *7,000 iPass, Inc.                    51,800
                                        2,899,863
Leisure Time - 0.3%
      3,300 Carnival Corp.                190,179

Lodging - 1.0%
      2,000 Harrah's Entertainment, Inc.  133,780
      3,500 La Quinta Corp.                31,815
     *6,000 MGM Mirage, Inc.              436,440
                                          602,035
Machinery-Construction&Mining - 0.3%
      2,000 Caterpillar, Inc.             195,020

Machinery-Diversified - 0.6%
     *8,000 Global Power Equipment
              Group, Inc.                  78,720
     *2,500 Hurco Companies, Inc.          41,250
    *10,000 UNOVA, inc.                   252,900
                                          372,870
Media - 0.8%
     *2,500 Comcast Corp. - CL A           83,200
    *16,500 Liberty Media Corp. - CL A    181,170
     *9,000 Time Warner, Inc.             174,960
                                          439,330
Metal Fabricate/Hardware - 0.2%
      2,000 Commercial Metals Co.         101,120



<Page 13>


Schedule of Investments                  December 31, 2004

Monetta Fund (Cont'd)


COMMON STOCKS                              VALUE
NUMBER OF SHARES

Mining - 2.3%
      8,500 Alcoa, Inc.                $  267,070
      6,000 BHP Billiton Ltd. -
              SP ADR (b)                  144,120
      8,000 Companhia Vale do Rio
              Doce (CVRD) - SP ADR        232,080
      3,000 Freeport-McMoRan
              Copper & Gold, Inc. - CL B  114,690
      6,000 Inco Ltd.                     220,680
      6,000 Newmont Mining Corp.          266,460
     *6,000 Pan American Silver Corp.      95,880
                                        1,340,980

Miscellaneous Manufacturing - 2.6%
      1,500 3M Co.                        123,105
     *1,100 Actuant Corp. - CL A           57,365
      8,000 Eastman Kodak Co.             258,000
     30,000 General Electric Co.        1,095,000
                                        1,533,470

Oil&Gas - 4.1%
     24,000 Exxon Mobil Corp.           1,230,240
     *6,000 KCS Energy, Inc.               88,680
     *3,000 Petroleum Development Corp.   115,710
     *6,000 Plains Exploration &
              Production Co.              156,000
      5,500 Range Resources Corp.         112,530
    *10,000 Tesoro Petroleum Corp.        318,600
     *5,000 Todco - CL A                   92,100
      6,000 Valero Energy Corp.           272,400
                                        2,386,260

Oil&Gas Services - 2.9%
      9,700 BJ Services Co.               451,438
      4,000 Baker Hughes, Inc.            170,680
     *3,000 Cooper Cameron Corp.          161,430
     *5,000 Core Laboratories N.V.        116,750
      4,000 Schlumberger Ltd.             267,800
      9,300 Tidewater, Inc.               331,173
     *4,000 Weatherford Enterra Ltd.      205,200
                                        1,704,471

Pharmaceuticals - 3.1%
      5,000 Abbott Laboratories           233,250
      5,000 Cardinal Health, Inc.         290,750
         89 OSI Pharmaceuticals,
              Inc. - RT (c)                    10
     *6,000 Taro Pharmaceutical
              Industries Ltd.             204,180
     16,000 Teva Pharmaceutical
              Industries Ltd. - SP ADR    477,760
     *6,000 Watson Pharmaceuticals, Inc.  196,860
      9,500 Wyeth                         404,605
                                        1,807,415

Real Estate - 0.1%
     *2,500      Tarragon Corp.            44,625

REITS - 0.8%
      1,500 Essex Property Trust, Inc.    125,700
      5,000 Highwoods Properties, Inc.    138,500
      6,000 Kite Realty Group Trust        91,680
      1,900 Novastar Financial, Inc.       94,050
                                          449,930

Retail - 9.1%
     *4,500 AutoZone, Inc.                410,895
      3,800 Best Buy Co., Inc.            225,796
      2,600 CEC Entertainment, Inc.       103,922
     18,000 CVS Corp.                     811,260
     *5,000 CarMax, Inc.                  155,250
     *5,000 Copart, Inc.                  131,600
      5,000 Federated Department
              Stores, Inc.                288,950
      6,500 Home Depot, Inc.              277,810
      4,000 J.C. Penney Company, Inc.     165,600
     *3,000 Kohl's Corp.                  147,510
      6,000 Limited Brands, Inc.          138,120
      3,000 McDonald's Corp.               96,180
      4,000 Nordstrom, Inc.               186,920
     10,000 PETsMart, Inc.                355,300
     *5,000 Payless ShoeSource, Inc.       61,500
      5,000 Pier 1 Imports, Inc.           98,500
      5,000 RadioShack Corp.              164,400
     *3,500 Sonic Corp.                   106,750
      8,000 Staples, Inc.                 269,680
     *9,000 The Bombay Co.                 49,770
      5,000 The TJX Companies, Inc.       125,650
     18,000 Wal-Mart Stores, Inc.         950,760
                                        5,322,123
Semiconductors - 5.9%
     11,000 ATI Technologies, Inc.        213,290
     *4,000 Advanced Micro Devices, Inc.   88,080
    *10,000 Altera Corp.                  207,000
    *15,500 Cree, Inc.                    621,240
     *7,500 IXYS Corp.                     77,400
      9,500 Intel Corp.                   222,205


<Page 14>


Schedule of Investments                   December 31, 2004

Monetta Fund (Cont'd)


COMMON STOCKS                              VALUE
NUMBER OF SHARES

     *7,000 KLA-Tencor Corp.          $   326,060
     15,000 Linear Technology Corp.       581,400
     *6,000 OmniVision Technologies, Inc. 110,100
     *2,000 Qlogic Corp.                   73,460
    *12,200 Silicon Image, Inc.           200,812
     29,800 Taiwan Semiconductor
              - SP ADR                    253,002
     17,500 Texas Instruments, Inc.       430,850
                                        3,404,899
Software - 5.2%
    *10,000 Activision, Inc.              201,800
     *7,000 Allscripts Healthcare
              Solutions, Inc.              74,690
     *3,000 Citrix Systems, Inc.           73,590
     11,000 First Data Corp.              467,940
      5,600 IONA Technologies PLC
              - SP ADR                     28,280
      7,300 MIND C.T.I. Ltd.               42,486
     40,000 Microsoft Corp.             1,068,400
     *3,700 Microstrategy, Inc. - CL A    222,925
        *16 Microstrategy, Inc. - WT07 (d)      1
    *10,000 Oracle Corp.                  137,200
      5,000 Satyam Computer Services
              - SP ADR                    120,650
    *21,000 VERITAS Software Corp.        599,550
                                        3,037,512

Telecommunications - 5.4%
      9,000 AT&T Corp.                    171,540
     *8,000 Alcatel S.A. - SP ADR         125,040
    *17,000 Cisco Systems, Inc.           328,100
     *8,500 Comverse Technology, Inc.     207,825
    *14,000 Juniper Networks, Inc.        380,660
     *4,500 KVH Industries, Inc.           44,100
     *6,000 Lightbridge, Inc.              36,240
      8,500 Motorola, Inc.                146,200
      5,000 Nextel Communications, Inc.
              - CL A                      150,000
     *2,500 Nice Systems Ltd. - SP ADR     78,225
      6,000 Qualcomm, Inc.                254,400
     16,000 SBC Communications, Inc.      412,320
      3,000 Sprint Corp. - Fon Group       74,550
     *6,000 UTStarcom, Inc.               132,900
     10,000 Verizon Communications, Inc.  405,100
    *51,200 WJ Communications, Inc.       176,128
                                        3,123,328
Textiles - 0.9%
     *5,500 Mohawk Industries, Inc.       501,875

Transportation - 1.0%
      5,000 FedEx Corp.                   492,450
       *900 Hub Group, Inc. - CL A         46,998
     *2,400 Pacer Int'l, Inc.              51,024
                                          590,472

Total Common Stocks                    54,617,731
  (Cost $49,389,636) (a)

VARIABLE DEMAND NOTES - 4.2%
PRINCIPAL AMOUNT
    885,150 American Family Financial
              Services Co. - 2.004%       885,150
  1,579,250 Wisconsin Corp. Central
              Credit Union - 2.090%     1,579,250
                                        2,464,400
COMMERCIAL PAPER - 2.6%
PRINCIPAL AMOUNT
  1,500,000 7-Eleven, Inc. - 2.28%
              Due 01/10/05              1,499,145

Total Short-Term Investments - 6.8%     3,963,545

Total Investments - 100.7%             58,581,276
  (Cost $53,353,181) (a)

Other Net Assets
        Less Liabilities - (0.7%)        (394,975)

Net Assets - 100%                     $58,186,301

(a) Cost for tax purposes is $53,413,468; the aggregate gross unrealized appreciation for tax purposes is $5,585,624 and aggregate gross unrealized depreciation for tax purposes is $417,816, resulting in net unrealized appreciation for tax purposes of $5,167,808. The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

(b) American Depository Receipt (ADR).

(c) Right (RT) - security giving the holder entitlement to purchase new shares issued by the corporation, at a specified price within a specified period of time.

(d) Warrant (WT) - security giving the holder the right to purchase securities from the issuer, at a price specified within a specified period of time

See accompanying notes to financial statements.

* Non-income producing security.


<Page 15>



Schedule of Investments                               December 31, 2004

                        Monetta Select Technology Fund

COMMON STOCKS - 99.0%                                VALUE
NUMBER OF SHARES

Computers - 20.9%
      *350 Affiliated Computer
             Services, Inc. - CL A              $    21,066
      *800 Apple Computer, Inc.                      51,520
      *500 Dell, Inc.                                21,070
      *400 DST Systems, Inc.                         20,848
     1,000 Electronic Data Systems Corp.             23,100
    *2,000 EMC Corp.                                 29,740
     1,000 Hewlett-Packard Co.                       20,970
       200 Int'l Business Machines Corp.             19,716
      *220 Lexmark Int'l, Inc. - CL A                18,700
      *400 NCR Corp.                                 27,692
    *1,000 Network Appliance, Inc.                   33,220
      *600 SanDisk Corp.                             14,982
    *5,000 Sun Microsystems, Inc.                    26,900
      *600 Sungard Data Systems, Inc.                16,998
                                                    346,522

Electrical Components&Equipment - 1.1%
       600 Molex, Inc.                               18,000

Electronics - 7.9%
    *1,200 Celestica, Inc.                           16,932
    *1,000 Flextronics Int'l Ltd.                    13,820
       200 Garmin Ltd.                               12,168
      *800 Jabil Circuit, Inc.                       20,464
    *3,000 Sanmina-SCI Corp.                         25,410
    *3,000 Solectron Corp.                           15,990
       500 Symbol Technologies, Inc.                  8,650
    *1,200 Vishay Intertechnology, Inc.              18,024
                                                    131,458

Home Furnishings - 0.9%
       400 Sony Corp. - SP ADR (b)                   15,584

Internet - 9.4%
      *300 Amazon.com, Inc.                          13,287
    *1,000 Check Point Software
             Technologies Ltd.                       24,630
       *50 Google, Inc. - CL A                        9,655
    *1,000 Symantec Corp.                            25,760
    *1,000 VeriSign, Inc.                            33,520
      *700 Yahoo! Inc.                               26,376
      *200 eBay, Inc.                                23,256
                                                    156,484
Office/Business Equipment - 1.0%
    *1,000 Xerox Corp.                               17,010


Semiconductors - 22.0%
    *1,200 ASML Holding N.V.                    $    19,092
    *1,000 Advanced Micro Devices, Inc.              22,020
       500 Analog Devices, Inc.                      18,460
      *500 Broadcom Corp. - CL A                     16,140
      *165 Freescale Semiconductor,
             Inc. - CL B                              3,029
    *1,200 Infineon Technologies AG                  13,080
       500 Intel Corp.                               11,695
      *300 KLA-Tencor Corp.                          13,974
       500 Linear Technology Corp.                   19,380
    *1,000 Marvell Technology Group Ltd.             35,470
       500 Maxim Integrated Products, Inc.           21,195
       800 Microchip Technology, Inc.                21,328
    *2,000 Micron Technology, Inc.                   24,700
    *1,000 NVIDIA Corp.                              23,560
    *1,000 National Semiconductor Corp.              17,950
       700 STMicroelectronics N.V.                   13,524
     1,722 Taiwan Semiconductor - SP ADR             14,620
      *800 Teradyne, Inc.                            13,656
       500 Texas Instruments, Inc.                   12,310
    *4,293 United Microelectronics
             Corp. - SP ADR                          15,154
       500 Xilinx, Inc.                              14,825
                                                    365,162

Software - 16.6%
       500 Adobe Systems, Inc.                       31,370
    *1,000 BEA Systems, Inc.                          8,860
    *1,000 BMC Software, Inc.                        18,600
    *1,000 Citrix Systems, Inc.                      24,530
       600 Computer Associates Int'l, Inc.           18,636
       400 Electronic Arts, Inc.                     24,672
       450 First Data Corp.                          19,143
      *250 Fiserv, Inc.                              10,048
       300 Infosys Technologies
             Ltd. - SP ADR                           20,793
       700 Microsoft Corp.                           18,697
    *1,000 Oracle Corp.                              13,720
       400 SAP AG - SP ADR                           17,684
     1,000 Satyam Computer
             Services - SP ADR                       24,130
    *1,200 Siebel Systems, Inc.                      12,600
      *400 VERITAS Software Corp.                    11,420
                                                    274,903


<Page 16>


Schedule of Investments                        December 31, 2004

Monetta Select Technology Fund (Cont'd)

COMMON STOCKS                                         VALUE
NUMBER OF SHARES

Telecommunications - 19.2%
    *1,500 Alcatel S.A. - SP ADR                $    23,445
     * 400 Amdocs Ltd.                               10,500
    *1,500 Avaya, Inc.                               25,800
    *1,000 Cisco Systems, Inc.                       19,300
    *1,000 Comverse Technology, Inc.                 24,450
     1,700 Corning, Inc.                             20,009
    *1,000 Ericsson (LM)
             Telephone - SP ADR                      31,490
    *4,000 JDS Uniphase Corp.                        12,680
      *800 Juniper Networks, Inc.                    21,752
    *6,000 Lucent Technologies, Inc.                 22,560
     1,500 Motorola, Inc.                            25,800
     1,000 Nokia Corp. - SP ADR                      15,670
    *2,000 Nortel Networks Corp.                      6,980
       600 Qualcomm, Inc.                            25,440
       500 Scientific-Atlanta, Inc.                  16,505
    *2,000 Tellabs, Inc.                             17,180
                                                    319,561

Total Common Stocks
  (Cost $1,362,836) (a)                           1,644,684

VARIABLE DEMAND NOTES - 1.2%
PRINCIPAL AMOUNT
    20,100 Wisconsin Corp. Central
             Credit Union - 2.090%                   20,100

Total Investments - 100.2%
  (Cost $1,382,936) (a)                           1,664,784

Other Net Assets Less
  Liabilities - (0.2%)                               (2,681)


Net Assets - 100%                                $1,662,103

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $354,498 and aggregate gross unrealized depreciation is $72,650 resulting in net unrealized appreciation of $281,848.

(b) American Depository Receipt (ADR).

See accompanying notes to financial statements.

* Non-income producing security.


<Page 17>


Schedule of Investments                        December 31,  2004

                     Monetta Mid-Cap Equity Fund

COMMON STOCKS - 98.9%                                     VALUE
NUMBER OF SHARES

Advertising - 1.0%
      *3,000 The Interpublic Group
               of Companies, Inc.          $    40,200
      *1,500 Ventiv Health, Inc.                30,480
                                                70,680

Aerospace/Defense - 2.4%
      *2,500 Orbital Sciences Corp.             29,575
      *3,000 United Defense Industries,
               Inc.                            141,750
                                               171,325

Agriculture - 1.5%
       2,000 Monsanto Co.                      111,100

Airlines - 1.3%
       6,000 Southwest Airlines Co.             97,680

Apparel - 1.9%
       1,500 Nike, Inc. - CL B                 136,035

Auto Parts & Equipment - 0.7%
       1,000 BorgWarner, Inc.                   54,170

Banks - 1.4%
       1,500 Zions Bancorporation              102,045

Biotechnology - 2.6%
      *3,000 Celgene Corp.                      79,590
      *1,000 Genentech, Inc.                    54,440
      *1,000 Martek Biosciences Corp.           51,200
                                               185,230

Building Materials - 2.7%
      *2,000 American Standard
              Companies, Inc.                   82,640
       3,000 Masco Corp.                       109,590
                                               192,230

Chemicals - 3.3%
       5,000 RPM Int'l, Inc.                    98,300
      *3,000 The Mosaic Co.                     48,960
       2,000 The Sherwin-Williams Co.           89,260
                                               236,520

Commercial Services - 6.4%
      *3,000 Career Education Corp.        $   120,000
      *1,000 Laureate Education, Inc.           44,090
       2,000 Manpower, Inc.                     96,600
       2,000 McKesson Corp.                     62,920
      *1,000 Pharmaceutical Products
              Development, Inc.                 41,290
       2,000 Robert Half Int'l, Inc.            58,860
       3,000 The ServiceMaster Co.              41,370


                                               465,130
Computers - 2.2%
      *2,000 M-Systems Flash Disk
              Pioneers Ltd.                     39,440
       2,000 Mentor Corp.                       30,580
      *2,000 PalmOne, Inc.                      63,100
      *1,000 SanDisk Corp.                      24,970
                                               158,090

Diversified Financial Services - 0.7%
      *1,000 AmeriCredit Corp.                  24,450
      *2,000 Ameritrade Holding Corp.           28,440
                                                52,890

Electric - 4.6%
       2,000 Ameren Corp.                      100,280
     *10,000     Calpine Corp.                  39,400
       5,000 CenterPoint Energy, Inc.           56,500
     *10,000     The AES Corp.                 136,700
                                               332,880

Electrical Components&Equipment - 1.2%
       2,000 American Power
              Conversion Corp.                  42,800
      *1,500      Rayovac Corp.                 45,840
                                                88,640
Electronics - 0.5%
      *1,500      Paxar Corp.                   33,255

Entertainment - 1.9%
       1,000 Int'l Game Technology              34,380
       1,000 International
              Speedway Corp. - CL A             52,800
      *2,000      Scientific Games
              Corp. - CL A                      47,680
                                               134,860

<Page 18>


Schedule of Investments                    December 31, 2004

                     Monetta Mid-Cap Equity Fund (Cont'd)

COMMON STOCKS                                         VALUE
NUMBER OF SHARES

Food - 1.7%
      *3,000 Del Monte Foods, Co.          $    33,060
      *5,000 The Kroger Co.                     87,700
                                               120,760

Forest Products&Paper - 0.4%
       4,000 Abitibi-Consolidated, Inc.         27,680

Healthcare-Products - 2.4%
      *1,000 St. Jude Medical, Inc.             41,930
       1,000 Steel Dynamics, Inc.               37,880
         800 The Cooper Companies, Inc.         56,472
        *500 Zimmer Holdings, Inc.              40,060
                                               176,342

Healthcare-Services - 5.1%
      *1,000 Coventry Health Care, Inc.         53,080
      *1,000 Davita, Inc.                       39,530
      *1,200 Health Net, Inc.                   34,644
      *3,000 Laboratory Corp. of
              America Holdings                 149,460
      *1,000 Quest Diagnostics, Inc.            95,550
                                               372,264

Home Builders - 1.2%
       1,000 D.R. Horton, Inc.                  40,310
      *1,000 Hovnanian Enterprises,
              Inc. - CL A                       49,520
                                                89,830

Insurance - 3.8%
       2,000 ACE Ltd.                           85,500
       3,000 SAFECO Corp.                      156,720
      *3,000 U.S.I. Holdings Corp.              34,710
                                               276,930

Internet - 6.3%
      *2,000 Amazon.com, Inc.                   88,580
      *1,500 Ask Jeeves, Inc.                   40,125
      *1,000 CheckFree Corp.                    38,080
      *1,000 Overstock.com, Inc.                69,000
      *2,000 Priceline.com, Inc.                47,180
      *3,000 TIBCO Software, Inc.               40,020
      *2,000 VeriSign, Inc.                     67,040
      *4,000 eResearch Technology, I            63,400
                                               453,425

Iron/Steel - 0.5%
         800 Stryker Corp.                 $    38,600

Lodging - 4.8%
       2,000 Harrah's Entertainment, Inc.      133,780
      *2,000 MGM Mirage, Inc.                  145,480
      *1,000 Wynn Resorts Ltd.                  66,920
                                               346,180

Machinery-Construction&Mining - 1.2%
      *2,000 Joy Global, Inc.                   86,860

Media - 5.2%
      *5,000 Liberty Media Corp. - CL A         54,900
       3,000 Pearson PLC - SP ADR (b)           36,480
     *10,000 Sirius Satellite Radio, Inc.       76,500
       7,000 The Reader's Digest
              Association, Inc.                 97,370
      *3,000 XM Satellite Radio
              Holdings, Inc. - CL A            112,860
                                               378,110

Metal Fabricate/Hardware - 0.7%
       1,000 Commercial Metals Co.              50,560

Miscellaneous Manufacturing - 2.5%
      *2,000 Actuant Corp. - CL A              104,300
       1,200 Pall Corp.                         34,740
       1,000 SPX Corp.                          40,060
                                               179,100

Oil&Gas - 2.6%
       1,000 Valero Energy Corp.                45,400
       4,000 XTO Energy, Inc.                  141,520
                                               186,920

Oil&Gas Services - 0.4%
      *1,000 FMC Technologies, Inc.             32,200


Pharmaceuticals - 6.2%
      *1,000 American Pharmaceutical
              Partners, Inc.                    37,410
      *1,000 Barr Pharmaceuticals, Inc.         45,540
      *3,000 Caremark Rx, Inc.                 118,290
      *3,000 Eon Labs, Inc.                     81,000
        *800 Forest Laboratories, Inc.          35,888
        *500 Sepracor, Inc.                     29,685

<Page 19>



Schedule of Investments                         December 31, 2004

                     Monetta Mid-Cap Equity Fund (Cont'd)


COMMON STOCKS                                         VALUE
NUMBER OF SHARES

       1,000 Teva Pharmaceutical
              Industries Ltd. - SP ADR     $    29,860
      *2,000 VCA Antech, Inc.                   39,200
      *1,000 Watson Pharmaceuticals,
              Inc.                              32,810
                                               449,683

Retail - 4.4%
      *3,000 CarMax, Inc.                       93,150
      *1,000 Electronics Boutique
              Holdings Corp.                    42,940
       3,000 MSC Industrial Direct
              Co., Inc. - CL A                 107,940
       2,000 PETsMart, Inc.                     71,060
                                               315,090

Semiconductors - 4.3%
      *3,000 Advanced Micro Devices, Inc.       66,060
      *2,000 Broadcom Corp. - CL A              64,560
      *2,000 KLA-Tencor Corp.                   93,160
      *5,000 Teradyne, Inc.                     85,350
                                               309,130

Software - 4.2%
      *2,000 Activision, Inc.                   40,360
       1,000 Electronic Arts, Inc.              61,680
      *2,000 Red Hat, Inc.                      26,700
      *2,000 The Dun & Bradstreet Corp.        119,300
      *2,000 VERITAS Software Corp.             57,100
                                               305,140

Telecommunications - 3.4%
       3,000 Andrew Corp.                       40,890
      *2,000 Juniper Networks, Inc.             54,380
      *5,000 Qwest Communications Int'l, Inc.   22,200
      *3,000 Telewest Global, Inc.              52,740
      *1,500 UTStarcom, Inc.                    33,225
      *1,500 Western Wireless
              Corp. - CL A                      43,950
                                               247,385

Toys/Games/Hobbies - 1.3%
       5,000 Hasbro, Inc.                       96,900



Total Common Stocks
  (Cost $6,053,203) (a)                      7,161,849



VARIABLE DEMAND NOTES - 1.1%
PRINCIPAL AMOUNT
      82,500 Wisconsin Corp. Central
              Credit Union - 2.090%             82,500


Total Investments - 100.0%
  (Cost $6,135,703) (a)                      7,244,349

Other Net Assets
  Less Liabilities - 0.0%                        1,172

Net Assets - 100%                           $7,245,521



(a) Cost for tax purposes is $6,145,355; the aggregate gross unrealized appreciation for tax purposes is $1,136,563 and aggregate gross unrealized depreciation for tax purposes is $37,569, resulting in net unrealized appreciation for tax purposes of $1,098,994. The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

(b) American Depository Receipt (ADR).

See accompanying notes to financial statements.

* Non-income producing security.

<Page 20>



Schedule of Investments                            December 31, 2004

                            Monetta Blue Chip Fund

COMMON STOCKS - 97.4%                                       VALUE
NUMBER OF SHARES

Agriculture - 7.1%
      1,000 Altria Group, Inc.                        $    61,100
      1,000 Monsanto Co.                                   55,550
                                                          116,650

Airlines - 3.0%
      3,000 Southwest Airlines Co.                         48,840

Auto Parts&Equipment - 1.9%
        500 Johnson Controls, Inc.                         31,720


Computers - 2.3%
       *600 Apple Computer, Inc.                           38,640

Cosmetics/Personal Care - 1.7%
        500 The Procter & Gamble Co.                       27,540

Diversified Financial Services - 7.0%
        500 American Express Co.                           28,185
      1,000 Citigroup, Inc.                                48,180
      1,000 JPMorgan Chase & Co.                           39,010
                                                          115,375

Electric - 1.2%
     *5,000 Calpine Corp.                                  19,700

Entertainment - 1.0%
        500 Int'l Game Technology Co.                      17,190

Healthcare-Products - 4.6%
        800 Johnson & Johnson                              50,736
       *600 Varian Medical
             Systems, Inc.                                 25,944
                                                           76,680

Healthcare-Services - 3.9%
     *1,000 Humana, Inc.                                   29,690
        400 UnitedHealth Group, Inc.                       35,212
                                                           64,902
      Insurance - 2.0%
        500 American Int'l Group, Inc.                     32,835

Internet - 2.7%
       *100 Google, Inc. - CL A                            19,310
     *1,000 Symantec Corp.                                 25,760
                                                           45,070

Media - 5.2%
     *2,000 Comcast Corp. - CL A                           66,560
     *1,000 Time Warner, Inc.                              19,440
                                                           86,000
Mining - 1.5%
      1,000 BHP Billiton Ltd. - SP ADR (b)                 24,020

Miscellaneous Manufacturing - 8.5%
      2,000 General Electric Co.                           73,000
        400 Ingersoll-Rand Co. - CL A                      32,120
      1,000 Tyco Int'l Ltd.                                35,740
                                                          140,860

Oil&Gas - 2.6%
     *1,000 Transocean, Inc.                               42,390

Oil&Gas Services - 5.0%
      1,000 Baker Hughes, Inc.                             42,670
      1,000 Halliburton Co.                                39,240
                                                           81,910

Pharmaceuticals - 6.0%
      1,000 Pfizer, Inc.                                   26,890
      2,000 Schering-Plough Corp.                          41,760
      1,000 Teva Pharmaceutical
              Industries Ltd. - SP ADR                     29,860
                                                           98,510

Retail - 12.4%
     *1,000 Dollar Tree Stores, Inc.                       28,680
      1,500 Home Depot, Inc.                               64,110
      1,500 McDonald's Corp.                               48,090
      1,000 Walgreen Co.                                   38,370
        500 Wal-Mart Stores, Inc.                          26,410
                                                          205,660

Semiconductors - 1.4%
      1,000 Intel Corp.                                    23,390

Software - 1.6%
      1,000 Microsoft Corp.                                26,710

<Page 21>



Schedule of Investments                         December 31, 2004

Monetta Blue Chip Fund (Cont'd)

COMMON STOCKS - 97.4%                                       VALUE
NUMBER OF SHARES

Telecommunications - 13.0%
      2,000 AT&T Corp.                                $    38,120
        600 America Movil S.A.
             de C.V. - ADR Series L                        31,410
      *2000 Cisco Systems, Inc.                            38,600
      2,000 Motorola, Inc.                                 34,400
     *1,000 Nextel Communications,
             Inc. - CL A                                   30,000
      1,000 Qualcomm, Inc.                                 42,400
                                                          214,930

Transportation - 1.8%
        300 FedEx Corp.                                    29,547


Total Common Stocks                                     1,609,069
  (Cost $1,408,355) (a)


VARIABLE DEMAND NOTES - 2.2%
PRINCIPAL AMOUNT
      36,300 Wisconsin Corp. Central
              Credit Union - 2.090%                        36,300

Total Investments - 99.6%                               1,645,369
  (Cost $1,444,655) (a)


Other Net Assets
  Less Liabilities - 0.4%                                   6,048

Net Assets - 100%                                      $1,651,417


(a) Cost for tax purposes is $1,447,215; the aggregate gross unrealized appreciation for tax purposes is $204,852 and aggregate gross unrealized depreciation for tax purposes is ($6,698), resulting in net unrealized appreciation for tax purposes of $198,154. The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

(b) American Depository Receipt (ADR).

See accompanying notes to financial statements.

* Non-income producing security.

<Page 22>


Schedule of Investments                               December 31, 2004

                             Monetta Balanced Fund


COMMON STOCKS - 59.6%                                 VALUE
NUMBER OF SHARES

Airlines - 1.6%
      4,000 Southwest Airlines Co.              $    65,120

Auto Manufacturers - 1.0%
      1,500 Honda Motor Co. Ltd.
              - SP ADR (b)                           39,090

Building Materials - 0.9%
      1,000 Masco Corp.                              36,530

Chemicals - 3.5%
      1,000 Akzo Nobel N.V. -
              SP ADR                                 42,490
      1,000 Dow Chemical Co.                         49,510
      1,000 NOVA Chemicals Corp.                     47,300
                                                    139,300

Commercial Services - 0.9%
      1,000 R.R. Donnelley & Sons Co.                35,290

Computers - 2.8%
       *500 Apple Computer, Inc.                     32,200
      1,500 Electronic Data Systems Corp.            34,650
      2,000 Hewlett-Packard Co.                      41,940
                                                    108,790

Diversified Financial Services - 4.9%
        700 American Express Co.                     39,459
      1,200 CIT Group, Inc.                          54,984
      1,000 Citigroup, Inc.                          48,180
      1,320 JPMorgan Chase & Co.                     51,493
                                                    194,116

Electric - 4.2%
      *2,000 Allegheny Energy, Inc.                  39,420
      *5,000 Calpine Corp.                           19,700
       1,500 Duke Energy Corp.                       37,995
      *5,000 The AES Corp.                           68,350
                                                    165,465

Electronics - 0.8%
      *1,000 Thermo Electron Corp.                   30,190

Forest Products&Paper - 1.1%
      1,000 Int'l Paper Co.                          42,000

Healthcare-Products - 1.6%
      1,000 Johnson & Johnson                        63,420


Healthcare-Services - 1.0%
      1,000 HCA, Inc.                                39,960

Home Furnishings - 2.7%
      2,000 Matsushita Electric
              Industrial Co., Ltd.                   32,100
      1,000  Sony Corp. - SP ADR                     38,960
        500   Whirlpool Corp.                        34,605
                                                    105,665

Insurance - 3.8%
      1,000 American Int'l Group, Inc.               65,670
      1,000 Marsh & McLellan
              Companies, Inc.                        32,900
      1,000 SAFECO Corp.                             52,240
                                                    150,810
Internet - 1.0%
     *1,000 Yahoo! Inc.                              37,680

Media - 7.1%
     *2,000 Comcast Corp. - CL A                     66,560
     *4,000 Liberty Media Corp. - CL A               43,920
      2,000 News Corp. - CL A                        37,320
      2,000 The Walt Disney Co.                      55,600
     *4,000 Time Warner, Inc.                        77,760
                                                    281,160

Miscellaneous Manufacturing - 2.2%
      1,000 Eastman Kodak Co.                        32,250
      1,500 General Electric Co.                     54,750
                                                     87,000

Office/Business Equipment - 0.9%
     *2,000 Xerox Corp.                              34,020

Oil&Gas Services - 0.7%
       *500 Smith Int'l, Inc.                        27,205

Pharmaceuticals - 5.9%
      1,000 Bristol-Myers Squibb Co.                 25,620
      1,000 Cardinal Health, Inc.                    58,150
       *500 Forest Laboratories, Inc.                22,430
        500 GlaxoSmithKline plc
              - SP ADR                               23,695
      3,000 Schering-Plough Corp.                    62,640
      1,000 Wyeth                                    42,590
                                                    235,125

<Page 23>



Schedule of Investments                               December 31, 2004

Monetta Balanced Fund (Cont'd)

COMMON STOCKS                                        VALUE
NUMBER OF SHARES                              (In Thousands)


Retail - 2.7%
      1,000 Home Depot, Inc.                   $     42,740
      2,000 McDonald's Corp.                         64,120
                                                    106,860

Software - 1.3%
     *1,000 BMC Software, Inc.                       18,600
     *5,000 Compuware Corp.                          32,350
                                                     50,950

Telecommunications - 4.7%
      3,000 AT&T Corp.                               57,180
     *1,000 Juniper Networks, Inc.                   27,190
      2,000 Motorola, Inc.                           34,400
      1,000 SBC Communications, Inc.                 25,770
      1,500 Vodafone Group PLC
              - SP ADR                               41,070
                                                    185,610

Transportation - 2.3%
        600 FedEx Corp.                              59,094
        500 Union Pacific Corp.                      33,625
                                                     92,719


Total Common Stocks                               2,354,075
  (Cost $2,017,830) (a)


<Page 24>


Schedule of Investments                        December 31, 2004

                        Monetta Balanced Fund (Cont'd)


CORPORATE BONDS - 24.8%                                 MATURITY DATE          VALUE
PRINCIPAL AMOUNT

AUTO - 0.5%
      20,000      Daimlerchrysler NA Holding Co. 7.750%     06/15/05       $  20,426

BANKS - 2.8%
      25,000      Bank One Corp. 6.875%                     08/01/06          26,381
      25,000      Royal Bank of Scotland Group PLC 9.118%   03/31/49          30,451
      25,000      Washington Mutual, Inc. 5.625%            01/15/07          26,035
      25,000      Wells Fargo & Co. 5.125%                  02/15/07          25,862
                                                                             108,729
CABLE TV - 0.3%
      10,000      Cox Communications, Inc. 3.875%           10/01/08           9,896

CHEMICALS - 0.4%
      15,000      Chevron Phillips Chemical Co. 5.375%      06/15/07          15,548

COMPUTERS - 0.6%
      25,000      Hewlett-Packard Co. 7.150%                06/15/05          25,476

ELECTRIC - 5.8%
      15,000      CILCorp, Inc. 8.700%                      10/15/09          17,675
      20,000      Constellation Energy Group 6.125%         09/01/09          21,640
      20,000      Dominion Resources, Inc. 2.800%           02/15/05          20,011
      15,000      DPL, Inc. 6.875%                          09/01/11          16,382
      15,000      Duke Energy Corp. 7.375%                  03/01/10          17,048
      15,000      FPL Group Capital, Inc. 6.125%            05/15/07          15,858
      15,000      Firstenergy Corp. 5.500%                  11/15/06          15,485
      20,000      Nisource Finance Corp. 7.625%             11/15/05          20,729
      25,000      Pepco Holdings, Inc. 6.450%               08/15/12          27,624
      25,000      Progress Energy, Inc. 6.750%              03/01/06          25,941
      15,000      Southern Cal Edison 6.375%                01/15/06          15,471
      15,000      TXU Energy Co. 7.000%                     03/15/13          16,753
                                                                             230,617
ENERGY - 1.8%
      25,000      Conoco Funding Co. 6.350%                 10/15/11          27,904
      25,000      Transocean, Inc. 6.625%                   04/15/11          27,951
      15,000      Valero Energy Corp. 7.375%                03/15/06          15,686
                                                                              71,541
FINANCE - 5.5%
      15,000      Boeing Capital Corp. 5.650%               05/15/06          15,467
      25,000      Citigroup, Inc. 6.250%                    05/15/06          25,871
      25,000      Countrywide Home Loan 5.500%              08/01/06          25,781
      15,000      Ford Motor Credit Co. 7.500%              03/15/05          15,128
      15,000      General Electric Capital Corp. 8.625%     06/15/08          17,242
      25,000      General Motors Acceptance Corp 6.125%     09/15/06          25,630
      25,000      Household Finance Corp. 7.875%            03/01/07          27,204
      25,000      National Rural Utilities 6.000%           05/15/06          25,896
      20,000      Pemex Finance Ltd. 9.030%                 02/15/11          23,060
      15,000      SLM Corp. 3.500%                          09/30/06          15,020
                                                                             216,299


<Page 25>




Schedule of Investments                         December 31, 2004

                        Monetta Balanced Fund (Cont'd)

CORPORATE BONDS                                             MATURITY DATE      VALUE
PRINCIPAL AMOUNT
FOOD - 0.5%
      20,000      Campbell Soup Co. 6.900%                        10/15/06 $  21,127

FORESTRY - 0.2%
       9,000      Weyerhaeuser Co. 6.125%                         03/15/07     9,476

INSURANCE - 1.1%
      15,000      GE Global Insurance Holdings 7.500%             06/15/10    16,963
      25,000      Reinsurance Group of America 6.750%             12/15/11    27,822
                                                                              44,785
MEDICAL - 0.7%
      10,000      HCA, Inc. 6.910%                                06/15/05    10,147
      15,000      Quest Diagnostic, Inc. 6.750%                   07/12/06    15,730
                                                                              25,877
MULTIMEDIA - 0.7%
      25,000      AOL Time Warner, Inc. 5.625%                    05/01/05    25,230

REGIONAL AUTHORITY - 1.4%
      25,000      Province of British Columbia 4.300%             05/30/13    25,095
      25,000      Quebec Province 7.125%                          02/09/24    30,767
                                                                              55,862
REGIONAL MALLS - 0.4%
      15,000      Simon Property Group LP 6.875%                  10/27/05    15,426

TELEPHONE - 2.1%
      25,000      AT&T Wireless Services, Inc. 7.350%             03/01/06    26,153
      10,000      Deutsche Telekom Int'l Finance 8.000%           06/15/10    11,914
      15,000      France Telecom 7.750%                           03/01/11    17,894
      25,000      Verizon Pennsylvania 5.650%                     11/15/11    26,322
                                                                              82,283

Total Corporate Bonds                                                        978,598
  (Cost $959,859) (a)

U.S. GOVERNMENT AGENCIES - 6.1%
PRINCIPAL AMOUNT

      50,000      Federal Home Loan Mortgage Corp. 5.250%         01/15/06    51,071
      25,000      Int'l Bank Reconstruction & Development 7.000%  01/27/05    25,068
     100,000      Private Export Funding 5.685%                   05/15/12   108,348
      60,000      Tennessee Valley Authority 4.700%               07/15/33    54,866

Total U.S. Government Agencies                                               239,353
  (Cost $242,622) (a)


<Page 26>



Schedule of Investments                           December 31, 2004

                        Monetta Balanced Fund (Cont'd)

TREASURY NOTES - 8.0%

PRINCIPAL AMOUNT                                      MATURITY DATE           VALUE
     140,000      U.S. Treasury Note 6.500%                 11/15/26     $   170,084
      80,000      U.S. Treasury Note 3.375%                 10/15/09          79,212
      65,000      U.S. Treasury Note 4.750%                 05/15/14          67,737

Total Treasury Notes                                                         317,033
  (Cost $306,588) (a)

U.S. TREASURY STRIPS - 0.6%
PRINCIPAL AMOUNT

     *60,000      U.S. Treasury Strip 0.000%                11/15/22          24,273

Total U.S. Treasury Strips                                                    24,273
    (Cost $23,309) (a)

Total Investments - 99.1%                                                  3,913,332
  (Cost $3,550,208) (a)

Other Net Assets Less Liabilities - 0.9%                                      37,177

Net Assets - 100%                                                         $3,950,509

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $376,303 and aggregate gross unrealized depreciation is $13,179 resulting in net unrealized appreciation of $363,124.

(b) American Depository Receipt (ADR).

See accompanying notes to financial statements.

*Non-income producing security.


<Page 27>



Schedule of Investments                                  December 31, 2004
                        Monetta Intermediate Bond Fund

CORPORATE BONDS - 66.9%                                     MATURITY DATE      VALUE
PRINCIPAL AMOUNT
Auto - 1.6%
      150,000     Daimlerchrysler NA Holding Co. 7.750%     06/15/05        $ 153,193

Banks - 8.5%
      150,000     Bank One Corp. 6.875%                     08/01/06          158,286
      175,000     Royal Bank of Scotland Group PLC 9.118%   03/31/49          213,155
      150,000     Wachovia Corp. 6.800%                     06/01/05          152,342
      125,000     Washington Mutual, Inc. 5.625%            01/15/07          130,176
      165,000     Wells Fargo & Co. 5.125%                  02/15/07          170,687
                                                                              824,646
Cable TV - 2.3%
      90,000      Cox Communications, Inc. 3.875%           10/01/08           89,069
      125,000     TCI Communications, Inc. 6.875%           02/15/06          129,354
                                                                              218,423
Chemicals - 1.2%
      110,000     Chevron Phillips Chemical Co. 5.375%      06/15/07          114,023

Computers - 1.6%
      150,000     Hewlett-Packard Co. 7.150%                06/15/05          152,855

Electric - 13.0%
      135,000     CILCorp, Inc. 8.700%                      10/15/09          159,073
      100,000     Constellation Energy Group 6.125%         09/01/09          108,202
      110,000     DPL, Inc. 6.875%                          09/01/11          120,134
      135,000     Duke Energy Corp. 7.375%                  03/01/10          153,435
      110,000     FPL Group Capital, Inc. 6.125%            05/15/07          116,289
      135,000     Firstenergy Corp. 5.500%                  11/15/06          139,364
      125,000     Pepco Holdings, Inc. 6.450%               08/15/12          138,122
      100,000     PSEG Power LLC 6.875%                     04/15/06          104,246
      100,000     Southern Cal Edison 6.375%                01/15/06          103,138
      100,000     TXU Energy Co. 7.000%                     03/15/13          111,685
                                                                            1,253,688
Energy - 4.3%
      150,000     Conoco Funding Co. 6.350%                 10/15/11          167,427
      125,000     Transocean, Inc. 6.625%                   04/15/11          139,752
      100,000     Valero Energy Corp. 7.375%                03/15/06          104,571
                                                                              411,750
Finance - 14.1%
      129,000     Boeing Capital Corp. 5.650%               05/15/06          133,020
      125,000     Citigroup, Inc. 6.250%                    05/15/06          129,355
      125,000     Countrywide Home Loan 5.500%              08/01/06          128,902
      135,000     Ford Motor Credit Co. 7.500%              03/15/05          136,153
      160,000     General Electric Capital Corp. 8.625%     06/15/08          183,919
      100,000     General Motors Acceptance Corp 6.125%     09/15/06          102,518
      125,000     Household Finance Corp. 7.875%            03/01/07          136,022
      115,000     National Rural Utilities 6.000%           05/15/06          119,119
      155,000     Pemex Finance Ltd. 9.030%                 02/15/11          178,717
      115,000     SLM Corp. 3.500%                          09/30/06          115,153
                                                                            1,362,878

<Page 28>




Schedule of Investments                  December 31, 2004

                    Monetta Intermediate Bond Fund (Cont'd)

CORPORATE BONDS                                             MATURITY DATE       VALUE
PRINCIPAL AMOUNT
Food - 1.1%
      100,000     Campbell Soup Co. 6.900%                  10/15/06      $   105,634

Insurance - 4.0%
      172,000     GE Global Insurance Holdings 7.500%       06/15/10          194,508
      175,000     Reinsurance Group of America 6.750%       12/15/11          194,756
                                                                              389,264
Medical - 1.1%
      100,000     Quest Diagnostic, Inc. 6.750%             07/12/06          104,868

Regional Authority - 1.0%
      100,000     Province of British Columbia 4.300%       05/30/13          100,382

Special Purpose Entity - 4.5%
      411,000     Trains-BBB-5-2002 6.539% (b)              08/15/08          432,742

Telephone - 8.6%
       95,000     AT&T Corp. 7.750%                         03/01/07          102,837
      125,000     AT&T Wireless Services, Inc. 7.350%       03/01/06          130,767
      125,000     Deutsche Telekom Int'l Finance 8.000%     06/15/10          148,922
      135,000     France Telecom 7.750%                     03/01/11          161,042
      125,000     Sprint Capital Corp. 6.000%               01/15/07          130,825
      150,000     Verizon Pennsylvania 5.650%               11/15/11          157,933
                                                                              832,326

Total Corporate Bonds                                                       6,456,672
  (Cost $6,296,332) (a)


TREASURY NOTES - 15.0%
PRINCIPAL AMOUNT

      200,000     U.S. Treasury Note 3.375%                 10/15/09          198,031
       45,000     U.S. Treasury Note 1.625%                 04/30/05           44,889
    1,160,000     U.S. Treasury Note 4.750%                 05/15/14        1,208,847

Total Treasury Notes                                                        1,451,767
  (Cost $1,462,693) (a)



<Page 29>


Schedule of Investments                               December 31, 2004

                    Monetta Intermediate Bond Fund (Cont'd)


U.S. GOVERNMENT AGENCIES - 12.7%                                  MATURITY DATE     VALUE
PRINCIPAL AMOUNT
      250,000     Federal Home Loan Mortgage Corp. 2.375%         11/25/05    $   248,001
      260,000     Federal Home Loan Mortgage Corp. 5.250%         01/15/06        265,570
       60,000     Int'l Bank Reconstruction & Development 7.000%  01/27/05         60,163
      600,000     Private Export Funding 5.685%                   05/15/12        650,090

Total U.S. Government Agencies                                                  1,223,824
  (Cost $1,224,808) (a)

VARIABLE DEMAND NOTES - 4.4%
PRINCIPAL AMOUNT

      120,000     AMERICAN FAMILY FINANCIAL SVCS CO. - 2.004%                     120,000
      309,700     WISCONSIN CORP. CENTRAL CREDIT UNION - 2.090%                   309,700

Total Variable Demand Notes                                                       429,700
  (Cost $429,700) (a)

Total Investments - 99.0%                                                       9,561,963
  (Cost $9,413,533) (a)

Other Assets Less Liabilities - 1.0%                                               95,603


Net Assets - 100%                                                              $9,657,566


(a) Cost for tax purposes is $9,443,801; the aggregate gross unrealized appreciation for tax purposes is $189,393 and aggregate gross unrealized depreciation for tax purposes is $71,231, resulting in net unrealized appreciation for tax purposes of $118,162. The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. This security has been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

See accompanying notes to financial statements.



<Page 30>



Schedule of Investments                                 December 31, 2004
                     Monetta Government Money Market Fund

FEDERAL HOME LOAN BANK - 33.1%                    VALUE
PRINCIPAL AMOUNT
      680,000     2.260%, Due 01/21/05     $    679,146
      365,000     2.250%, Due 02/02/05          364,270
                                              1,043,416

FEDERAL NATIONAL MORTGAGE ASSOC. - 44.9%
PRINCIPAL AMOUNT
      480,000     2.140%, Due 01/05/05          479,886
      650,000     2.160%, Due 01/14/05          649,493
      285,000     2.250%, Due 02/18/05          284,697
                                              1,414,076

FEDERAL HOME LOAN MORTGAGE CORP. - 21.6%
PRINCIPAL AMOUNT
      680,000     2.200%, Due 01/28/05          678,878

Total Investments - 99.6%                     3,136,370
  (Cost $3,136,370) (a)

Other Net Assets Less Liabilities - 0.4%         11,431

Net Assets - 100%                            $3,147,801


(a) Cost identical for book and tax purposes.

See accompanying notes to financial statements.



<Page 31>



Statements Of Assets And Liabilities              December 31, 2004
(In Thousands, Except Per Share)


                                           Select     Mid-Cap    Blue                Intermediate     Government
                              Monetta     Technology  Equity     Chip       Balanced    Bond         Money Market
                               Fund         Fund       Fund      Fund       Fund        Fund             Fund
Assets:
Investments at market value,
except for the Government
Money Market Fund which
is at amortized cost
(cost:  $53,353; $1,383;
$6,136; $1,444; $3,550;
$9,414; $3,136)               $58,581     $1,665      $7,245     $1,645     $3,913    $9,562         $3,136

Cash                                0          0           0          0          0         1              4

Receivables:
  Interest and dividends           58         (a)          2          3         23       116              0
  Investments sold                149          0          99        122         83         0              0

Other assets                        2          8           8          2          2         9             12

Total Assets                   58,790      1,673       7,354      1,772      4,021     9,688          3,152

Liabilities:
Payables:
  Custodian bank                   15          2           6         13         57         0              0
  Investment advisory fees
   (Note 2)                        47          1           5          1          1         3              0
  Distribution and service
   charges payable                  0          1           7          1          2        14              0
  Investments purchased           482          0          64         98          0         0              0
  Fund shares redeemed              0          0          14          0          3         0              0
  Accrued expenses                 60          7          12          8          7        13              4

Total Liabilities                 604         11         108        121         70        30              4

Net Assets                     58,186      1,662       7,246      1,651      3,951     9,658          3,148

Analysis of net assets:
Paid in capital (b)            75,730      3,158      12,219      4,741      5,337     9,533          3,148

Accumulated undistributed
 net investment income (loss)       0          0           0          0         (a)       (a)             0

Accumulated undistributed
 net realized gain (loss)     (22,772)    (1,778)     (6,082)    (3,291)     (1,749)     (23)             0

Net unrealized appreciation
 on investments                 5,228        282       1,109        201         363      148              0

Net Assets                    $58,186     $1,662      $7,246     $1,651      $3,951    $9,658        $3,148


Shares of capital stock         5,600

Shares of beneficial interest
 issued outstanding                          209       1,018        273         367       948         3,148

Net asset value, offering price and
 redemption price per share    $10.39      $7.96       $7.12      $6.05      $10.77    $10.19         $1.00

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.


(b) Monetta Fund - $56 of $.01 par value and $75,674 of additional paid in capital, 100 million shares authorized. Each fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

<Page 32>



Statements Of Operations                       December 31, 2004
(In Thousands)

                                         Select   Mid-Cap    Blue                Intermediate     Government
Investment income and     Monetta     Technology  Equity     Chip     Balanced      Bond         Money Market
expenses:                    Fund         Fund     Fund      Fund       Fund        Fund             Fund
Investment income:
 Interest                  $  154      $  1         $  5       $  1     $  69      $  535          $  45
 Dividend                     682         7           47         24        27           0              0
 Proceeds from class
  action lawsuits              74         1            2          0         0           0              0

Total investment Income       910         9           54         25        96         535             45

Expenses:
 Investment advisory fee
  (Note 2)                    557        13           56         13        17          45              9
 Distribution expense
  (Note 6)                      0         4           18          4        10          32              3
 Accounting Expense             8        (a)           2          1         1           1             (a)
 Admin/Compliance
 Expense                        8        (a)           2          1         1           1             (a)
 Custodial fees and bank
  cash management fee          26         2            6          2         3           3              2
 State registration            22        13           14         15        15          15             11
 Transfer and shareholder
  servicing agent fee         216        22           27         24        22          34             14
 Audit                         33         9            9          9         9           9              5
 Legal                         27         1            4          1         2           6              2
 Printing                      36         5            8          5         6           6              2
 Other                          3         1            1         (a)       (a)          0              0

Total expenses                936        70          147         75        86         152             48

Expenses waived/
 reimbursed                     0         0            0          0         0           0            (32)

Fees paid indirectly
 (Note 7)                     (96)      (14)         (21)       (15)      (17)          0              0

Expenses net of waived,
 reimbursed expenses and fees
 paid indirectly              840        56          126         60        69         152             16

Net investment income (loss)   70       (47)         (72)       (35)       27         383             29

Realized and unrealized gain (loss)
 on investments:
Realized gain on investments:
Proceeds from sales        190,413    2,184       23,092      4,927     6,555      20,530         23,535
Cost of securities sold    189,496    2,100       23,076      4,883     6,198      20,085         23,535

Net realized gain
 on investments                917       84           16         44       357         445              0

Net unrealized appreciation
 (depreciation) on investments:
Beginning of period          5,599      391        1,101        253       533         625              0
End of period                5,228      282        1,109        201       363         148              0

Net change in net unrealized
 appreciation (depreciation)
 on investments
 during the period            (371)    (109)           8        (52)     (170)       (477)             0

Net realized and unrealized
 Gain(loss) on investments     546      (25)          24         (8)      187         (32)             0

Net increase (decrease) in net
 assets from operations     $  616   $  (72)      $  (48)     $ (43)   $  214       $  351         $  29

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.


<Page 33>



Statements of Changes In Net Assets                 December 31, 2004
(In Thousands)

                                                            Select                 Mid-Cap
                                        Monetta           Technology               Equity
                                         Fund                Fund                   Fund
                                     2004     2003        2004    2003          2004     2003
From investment activities:
Operations:
 Net investment income (loss)        $ 70   $ (356)     $ (47)   $ (72)       $ (72)    $ (90)
 Net realized gain on investments     917   10,553         84      101           16     1,781
 Net change in net unrealized
  appreciation (depreciation) on
  investments during the period      (371)   5,929       (109)     756            8       986

 Net increase (decrease) in net
  assets from operations              616   16,126        (72)     785          (48)    2,677
 Distribution from net
  investment income                   (70)       0          0        0            0         0
 Distribution from net
  realized gains                        0        0          0        0            0         0

Increase (decrease) in net assets
 from investment activities           546   16,126        (72)     785          (48)    2,677

From capital transactions
 (Note 3):
 Proceeds from shares sold          1,047    8,262        129      574           420    1,459
 Net asset value of shares issued
  through dividend reinvestment        69        0          0        0             0        0
 Cost of shares redeemed           (7,537) (16,728)      (411)    (806)       (1,480)  (1,322)

Increase (decrease) in net assets
 from capital transactions         (6,421)  (8,466)      (282)    (232)       (1,060)     137

Total increase (decrease)
 in net assets                     (5,875)   7,660       (354)     553        (1,108)   2,814

Net assets at beginning
 of period                         64,061   56,401      2,016    1,463         8,354    5,540

Net assets at end of period      $ 58,186 $ 64,061    $ 1,662  $ 2,016       $ 7,246  $ 8,354

Accumulated undistributed
 net investment income                $ 0      $ 0        $ 0      $ 0            $0      $ 0


See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

<Page 34>


                                   Blue                             Intermediate        Government
                                   Chip             Balanced             Bond          Money Market
                                   Fund               Fund               Fund              Fund
                               2004    2003       2004   2003       2004      2003     2004   2003

From investment activities:
Operations:
 Net investment
  income (loss)               $(35)    $(61)      $27     $31       $383      $802      $29    $22
 Net realized gain
  on investments                44      249       357     161        445       703        0      0


 Net change in
  unrealized
  appreciation
  (depreciation)
  on investments
  during the period            (52)     374      (170)    601       (477)    (619)        0      0


 Net increase
  (decrease) in net
  assets from
  operations                   (43)     562       214     793        351       88        29     22

 Distribution from
  net investment
  income                         0        0       (27)    (32)      (383)    (801)      (29)   (22)

 Distribution from
  net realized gains             0        0         0       0       (216)       0         0      0

 Increase (decrease)
  in net assets from
  investment activities        (43)     562       187     761       (248)      85         0      0

From capital transactions
 (Note3):


 Proceeds from shares
  sold                         115      274       180     376      2,127    3,729     1,163  1,614


 Net asset value of
  shares issured
  through dividend
  reinvestment                   0        0        26      31        518      646        28     21

 Cost of shares
  redeemed                    (387)    (741)     (958)   (970)   (11,790) (11,818)   (1,673)(2,080)


Increase (decrease)
 in net assets from
  capital transactions        (272)    (467)     (752)   (563)    (9,145)  (7,443)     (482)  (445)


Total increase
 (decrease) in net
 assets                       (315)      95      (565)    198     (9,393)  (7,358)     (482)  (445)

Net assets at beginning
 of period                   1,966    1,871     4,516   4,318     19,051   26,409     3,630  4.075


Net asset at end
 of period                  $1,651   $1,966    $3,951  $4,516     $9,658  $19,051    $3,148 $3,630



Accumulated undistributed
 net investment income          $0       $0       (a)     (a)        (a)       $1        $0     $0


<Page 35>


Notes To Financial Statements                        December 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES:
Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in growth companies of all market capitalization ranges.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds are series of the Trust:

Select Technology Fund. The primary objective of this Fund is capital appreciation. The Fund invests at least 80% of its assets in common stocks of technology-related companies. There is no limit on the market capitalization of the companies the Fund may invest in.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Blue Chip Fund. The primary objective of this Fund is to seek long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies with a market capitalization of greater than $10 billion.

Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

The Monetta Family of Mutual Funds is comprised of the Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a)   Securities Valuation
Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between closing bid and asked quotes provided by the exchange where the security is principally traded, or at the NASDAQ official closing prices if applicable. Debt securities are generally valued on the basis of market quotations provided by pricing services approved by the Boards. Long-term debt securities for which market quotations are not readily available are valued based on valuations provided by pricing services which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to market value.

Securities held by the Government Money Market Fund are valued utilizing the amortized cost method, permitted in accordance with Rule 2(a)-7 under the 1940 Act, which amortizes discount/premium on a constant basis to the maturity of the security.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Boards of Directors and Trustees.


<Page 36>



Notes To Financial Statements                      December 31, 2004


(b)  Use of Estimates
The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c)  General
Security transactions are accounted for on a trade date basis.
Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the interest method and included in interest income, where applicable.

(d)  Federal Income Taxes
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. It is the Board's intent not to distribute any realized gains until the capital loss carry forwards have been offset or expired.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2004, the losses amounted to:


                                 Amount of
Fund                             Loss Carryforward          Will expire between
Monetta Fund                     $22,711,310       December 31, 2009 and December 31, 2010
Monetta Select Technology Fund   $1,748,250        December 31, 2009 and December 31, 2010
Monetta Mid-Cap Equity Fund      $6,072,508        December 31, 2009 and December 31, 2012
Monetta Blue Chip Fund           $3,288,469        December 31, 2009 and December 31, 2010
Monetta Balanced Fund            $1,749,883        December 31, 2009 and December 31, 2010

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

(e)  Distributions of Incomes and Gains
Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes,the amount of distributable net investment income for book and federal income tax purposes may differ.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year's net investment income. For the year ended December 31, 2004 the Monetta Select Technology Fund, Monetta Mid-Cap Equity Fund and Monetta Blue Chip Fund had net operating losses of $47,069, $71,938 and $34,643, respectively, for tax purposes which were reclassified from accumulated undistributed net investment income to capital.

<Page 37>



Notes To Financial Statements                    December 31, 2004

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                  Select     Mid-Cap   Blue             Intermediate      Government
                                      Monetta    Technology  Equity    Chip   Balanced      Bond             Money
                                       Fund        Fund       Fund     Fund     Fund        Fund          Market Fund
Undistributed Ordinary Income            __         __         __       __      $11         $67               __
Undistributed Long-Term Capital Gain     __         __         __       __       __      $6,551               __

The tax character of distributions paid during the calendar year ended December 31, 2004, were as follows:

                                     Select      Mid-Cap     Blue            Intermediate      Government
                         Monetta   Technology    Equity      Chip   Balanced      Bond            Money
                           Fund       Fund         Fund      Fund     Fund        Fund         Market Fund
Ordinary Income          $70,071       __           __        __     $26,429   $384,722         $28,516
Long-Term Capital Gain      __         __           __        __        __     $216,049           __

2.  RELATED PARTIES:
Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. (Adviser). For the year ended December 31, 2004, renumerations required to be paid to all interested directors or trustees has been absorbed by the Adviser. Fees paid to outside Directors or Trustees have been absorbed by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund's individual net assets, payable monthly, at the following annual rate:

                                 First $300 million in   Next $200 million in    Net assets over
                                     net assets               net assets           $500 million
Monetta Fund                             0.95%                  0.90%                   0.85%
Monetta Select Technology Fund           0.75%                  0.70%                   0.65%
Monetta Mid-Cap Equity Fund              0.75%                  0.70%                   0.65%
Monetta Blue Chip Fund                   0.75%                  0.70%                   0.65%

Monetta Balanced Fund                    0.40% of total net assets
Monetta Intermediate Bond Fund           0.35% of total net assets
Monetta Government Money Market Fund*    0.25% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for all expenses in determining the daily price computations, placement of securities orders and related bookkeeping. Investment advisory fees waived, and 12B-1 fees waived through December 31, 2004, for the Government Money Market Fund, were $8,436, and $3,374, respectively.

Accounting and Admin/Compliance Expenses reported on the Statement of Operations were paid to Fund Services Group, LLC, an affiliate of the Adviser and Sub-Adviser, as approved by the respective Funds' Boards effective October 1, 2004.

Monetta Financial Services, Inc., as of December 31, 2004, owned 2,879 shares or 1.38% of the Select Technology Fund and 11,204 shares or 3.05% of the Balanced Fund.

3.  SUB-ADVISER:
Effective December 3, 2001, the Adviser entered into a Sub-Advisory agreement with Ambassador Capital Management LLC to manage the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fees paid to Ambassador Capital Management LLC by the Adviser, for Net Assets in excess of $30 million are, Intermediate Bond Fund, 0.10%; Balanced Fund, 0.10% (applies only to the fixed-income portion of the portfolio); and the Government Money Market Fund, 20% of the fee charged by the Adviser.

<Page 38>


Notes To Financial Statements                    December 31, 2004

4.  CAPITAL STOCK AND SHARE UNITS:
There are 100,000,000 shares of $.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.
Government

                                                                                                 Government
                                       Select      Mid-Cap                        Intermediate      Money
                          Monetta    Technology    Equity   Blue Chip   Balanced      Bond          Market
                            Fund        Fund        Fund       Fund       Fund        Fund          Fund
2003 Beginning Shares    7,153,280    271,042    1,142,487    401,238   498,564     2,524,525    4,074,939

Shares sold                993,401     82,803      236,407     51,513    39,012       353,449    1,613,994
Shares issued upon
 dividend reinvestment           0          0            0          0     3,323        61,332       21,565
Shares redeemed         (1,898,145)  (108,277)    (202,211)  (132,585) (101,400)   (1,124,996)  (2,080,333)

Net increase (decrease)
 in shares outstanding    (904,744)   (25,474)      34,196    (81,072)  (59,065)     (710,215)    (444,774)
2004 Beginning Shares    6,248,536    245,568    1,176,683    320,166   439,499     1,814,310    3,630,165

Shares sold                105,754     17,231       65,562     19,619    17,449       203,403    1,162,137
Shares issued upon
 dividend reinvestment       6,611          0            0          0     2,495        50,151       28,316
Shares redeemed           (761,382)   (54,096)    (224,417)   (66,646)  (92,510)   (1,120,121)  (1,672,817)

Net decrease in shares
 outstanding              (649,017)   (36,865)    (158,855)   (47,027)  (72,566)     (866,567)    (482,364)

Ending Shares            5,599,519    208,703    1,017,828    273,139   366,933       947,743    3,147,801

5.   PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the year ended December 31, 2004, excluding short-term securities were:

                                                       Proceeds from
                                 Cost of Purchases  Sales of Securities


  Monetta Fund                      $ 189,495,306       $ 190,412,566
  Monetta Select Technology Fund        2,099,755           2,183,954
  Monetta Mid-Cap Equity Fund          23,076,039          23,091,829
  Monetta Blue Chip Fund                4,882,994           4,927,282
  Monetta Balanced Fund                 6,198,139           6,554,627
  Monetta Intermediate Bond Fund       20,084,695          20,529,943


The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $817,646 and $832,031; and Intermediate Bond Fund, $14,161,637 and $14,334,696.


6.   DISTRIBUTION PLAN:
The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Select Technology, Mid-Cap, Blue Chip, Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Quasar Distributors, LLC.

7.  Fees Paid Indirectly:
Various Fund expenses paid for indirectly through directed brokerage agreements (soft dollars), such as legal, audit, tax and printing, for the year ended December 31, 2004, are as follows: Monetta Fund, $96,093; Select Technology Fund, $14,447; Mid-Cap Fund, $20,934; Blue Chip Fund, $15,304; Balanced Fund, $17,024. Expenses not specific to a fund are allocated across all the funds as a percent of net assets or number of shareholder accounts, whichever is appropriate. Some of these expenses are reported on the Other Expenses line of the Statement of Operations.

<Page 39>




                   (This Page Is Intentionally Left Blank)



<Page 40>



Notes To Financial Statements              December 31, 2004

Financial highlights for each Fund for a share outstanding throughout the period are as follows:

Monetta Fund

                                    2004       2003        2002        2001        2000
Net asset value
 at beginning of year            $10.252     $7.885      $9.296     $11.779     $22.711

Net investment income (loss)       0.012     (0.052)     (0.056)     (0.013)     (0.021)

Net realized and unrealized
 gain (loss) on investments        0.139      2.419      (1.355)     (2.470)     (3.911)

Total from investment operations   0.151      2.367      (1.411)     (2.483)     (3.932)

Less:
 Distributions from net
  investment income               (0.012)     0.000       0.000       0.000      (0.095)
 Distributions from short-term
  capital gains, net               0.000      0.000       0.000       0.000      (4.925)
 Distributions from net
  realized gains                   0.000      0.000       0.000       0.000      (1.980)

Total distributions               (0.012)     0.000       0.000       0.000      (7.000)

Net asset value at end of year   $10.391    $10.252      $7.885      $9.296     $11.779

Total return                       1.49%     30.08%     (15.27%)    (21.05%)    (15.97%)
Ratios to average net assets:
 Expenses - Net                    1.43%      1.60%       1.65%       1.49%       1.32%
 Expenses - Gross (a)              1.60%      1.81%       1.80%       1.55%       1.32%
 Net investment income (loss)      0.12%     (0.59%)     (0.66%)     (0.12%)     (0.09%)
 Portfolio turnover               385.8%     427.7%      609.1%      469.5%      353.8%
Net assets ($ in thousands)      $58,186    $64,061     $56,401     $74,086    $103,437

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<Page 41>



Notes To Financial Statements                      December 31, 2004

Financial highlights for each fund of the Trust for a share outstanding throughout the period are as follows:

Select Technology Fund

                                     2004        2003        2002        2001        2000
Net asset value
 at beginning of year              $8.208      $5.398     $10.414     $13.450     $21.831

Net investment loss                (0.206)     (0.264)     (0.158)     (0.125)     (0.274)
Net realized and unrealized
 gain (loss) on investments        (0.038)      3.074      (4.858)     (2.875)     (4.182)

Total from investment operations   (0.244)      2.810      (5.016)     (3.000)     (4.456)

Less:
  Distributions from net
   investment income                0.000       0.000       0.000       0.000       0.000
  Distributions from short-term
   capital gains, net               0.000       0.000       0.000      (0.030)     (3.160)
  Distributions from net
   realized gains                   0.000       0.000       0.000      (0.006)     (0.765)

Total distributions                 0.000       0.000       0.000      (0.036)     (3.925)
Net asset value at end of year     $7.964      $8.208      $5.398     $10.414     $13.450

Total return                       (3.05%)     52.04%     (48.13%)    (22.34%)    (18.74%)
Ratios to average net assets:
 Expenses - Net (a)                 3.23%       4.13%       2.50%       2.50%       1.95%
 Expenses - Gross (b)               4.07%       5.49%       5.27%       2.91%       1.95%
 Net investment loss               (2.72%)     (3.83%)     (2.24%)     (1.10%)     (1.33%)
 Portfolio turnover                113.2%      112.8%      104.8%       472.1%     492.6%
Net assets ($ in thousands)        $1,662      $2,016      $1,463       $3,068     $4,202

(a) The net expense ratio is after reimbursed and indirect expenses paid. The expense ratio after reimbursed expenses but before indirect expenses paid would be 4.36% and 3.21% for the years ended December 31, 2003 and December 31, 2002, respectively. There were no reimbursed expenses for the year ended December 31, 2004.

(b) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.



<Page 42>



Notes To Financial Statements                        December 31, 2004

Mid-Cap Equity Fund

                                       2004        2003        2002        2001        2000
Net asset value
 at beginning of year                $7.100      $4.849      $6.670     $11.802     $20.355

Net investment loss                  (0.064)     (0.075)     (0.074)     (0.056)     (0.119)
Net realized and unrealized
 gain (loss) on investments           0.083       2.326      (1.747)     (5.025)     (2.704)

Total from investment operations      0.019       2.251      (1.821)     (5.081)     (2.823)

Less:
  Distributions from net
   investment income                  0.000       0.000       0.000       0.000       0.000
  Distributions from short-term
   capital gains, net                 0.000       0.000       0.000      (0.039)     (4.270)
  Distributions from net
   realized gains                     0.000       0.000       0.000      (0.012)     (1.460)

Total distributions                   0.000       0.000       0.000      (0.051)     (5.730)

Net asset value at end of year       $7.119      $7.100      $4.849      $6.670     $11.802

Total return                          0.28%      46.39%     (27.29%)    (43.05%)    (12.69%)
 Ratios to average net assets:
 Expenses - Net                       1.70%       1.78%       1.89%       1.45%       1.21%
 Expenses - Gross (a)                 1.98%       2.11%       2.12%       1.58%       1.21%
 Net investment loss                 (0.97%)     (1.25%)     (1.31%)     (0.71%)     (0.56%)
 Portfolio turnover                  311.1%      315.1%       235.8%     328.3%      194.6%
Net assets ($ in thousands)          $7,246      $8,354       $5,540     $8,455     $16,284

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<Page 43>


Notes To Financial Statements                         December 31, 2004

Blue Chip Fund

                                      2004        2003        2002        2001        2000
Net asset value
 at beginning of year               $6.142      $4.663      $6.707     $14.610     $20.062

Net investment loss                 (0.114)     (0.160)     (0.076)     (0.154)     (0.197)
Net realized and unrealized
 gain (loss) on investments          0.018       1.639      (1.968)     (7.729)     (2.837)

Total from investment operations    (0.096)      1.479      (2.044)     (7.883)     (3.034)

Less:
  Distributions from net
   investment income                 0.000       0.000       0.000       0.000       0.000
  Distributions from short-term
   capital gains, net                0.000       0.000       0.000       0.000      (0.108)
  Distributions from net
   realized gains                    0.000       0.000       0.000      (0.020)     (2.310)

Total distributions                  0.000       0.000       0.000      (0.020)     (2.418)

Net asset value at end of year      $6.046      $6.142      $4.663      $6.707     $14.610

Total return                        (1.47%)     31.76%     (30.55%)    (53.94%)    (14.96%)
 Ratios to average net assets:
 Expenses - Net (a)                  3.37%       3.90%       2.50%       2.38%       1.61%
 Expenses - Gross (b)                4.24%       5.15%       4.75%       2.72%       1.61%
 Net investment loss                (1.95%)     (3.01%)     (1.37%)     (1.76%)     (0.99%)
 Portfolio turnover                 271.4%      252.2%      209.9%      394.1%      155.6%
Net assets ($ in thousands)         $1,651      $1,966      $1,871      $3,023      $7,399

(a) The net expense ratio is after reimbursed and indirect expenses paid. The expense ratio after reimbursed expenses but before indirect expenses paid would be 4.11% and 3.13% for the years ended December 31, 2003 and December 31, 2002, respectively. There were no reimbursed expenses for the year ended December 31, 2004.

(b) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<Page 44>


Notes To Financial Statements                       December 31, 2004

Balanced Fund

                                     2004        2003        2002        2001        2000

Net asset value
 at beginning of year             $10.274      $8.660     $10.282     $12.813     $16.268

Net investment income               0.067       0.065       0.129       0.279       0.318
Net realized and unrealized
 gain (loss) on investments         0.493       1.617      (1.596)     (2.504)     (1.173)

Total from investment operations    0.560       1.682      (1.467)     (2.225)     (0.855)

Less:
 Distributions from net
  investment income                (0.067)     (0.068)     (0.155)     (0.284)     (0.310)
 Distributions from short-term
  capital gains, net                0.000       0.000       0.000      (0.007)     (0.850)
 Distributions from net
  realized gains                    0.000       0.000       0.000      (0.015)     (1.440)

Total distributions                (0.067)     (0.068)     (0.155)     (0.306)     (2.600)

Net asset value at end of year    $10.767     $10.274      $8.660     $10.282     $12.813

Total return                        5.55%      19.45%     (14.28%)    (17.34%)     (5.15%)
Ratios to average net assets:
 Expenses - Net                     1.66%       1.66%       1.57%       1.10%       0.96%
 Expenses - Gross (a)               2.07%       2.05%       1.80%       1.23%       0.96%
 Net investment income              0.63%       0.69%       1.39%       2.58%       1.94%
 Portfolio turnover                148.6%      120.6%      131.1%      211.5%      167.4%
Net assets ($ in thousands)        $3,951      $4,516      $4,318      $6,530      $9,208

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<Page 45>



Notes To Financial Statements                           December 31, 2004

Intermediate Bond Fund

                                      2004        2003        2002        2001        2000
Net asset value at
beginning of year                  $10.500     $10.461      $9.993     $10.352     $10.244

Net investment income                0.324       0.349       0.425       0.587       0.691
Net realized and unrealized
 gain (loss) on investments         (0.079)      0.041       0.473      (0.121)      0.102

Total from investment operations     0.245       0.390       0.898       0.466       0.793

Less:
 Distributions from net
  investment income                 (0.325)     (0.351)     (0.430)     (0.589)     (0.685)
 Distributions from short-term
  capital gains, net                 0.000       0.000       0.000      (0.163)      0.000
 Distributions from net
  realized gains                    (0.230)      0.000       0.000      (0.073)      0.000

Total distributions                 (0.555)     (0.351)     (0.430)     (0.825)     (0.685)
Net asset value at end of year     $10.190     $10.500     $10.461      $9.993     $10.352

Total return                         2.38%       3.78%       9.24%       4.44%       8.13%
Ratios to average net assets:
 Expenses - Net                      1.19%       0.81%       0.76%       0.65%       0.57%
 Expenses - Gross (a)                1.19%       0.91%       0.84%       0.73%       0.69%
 Net investment income               2.98%       3.31%       4.21%       5.57%       6.82%
 Portfolio turnover                  61.7%       75.7%      163.9%      263.0%      120.3%
Net assets ($ thousands)            $9,658     $19,051     $26,409     $32,857     $25,394

(a) Gross Expense Ratio reflects fees paid indirectly and any portion of the management fee waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.


<Page 46>



Notes To Financial Statements                          December 31, 2004

Government Money Market Fund

                                       2004        2003        2002        2001        2000
Net asset value at
 beginning of year                   $1.000      $1.000      $1.000      $1.000      $1.000

Net investment income                 0.008       0.006       0.012       0.036       0.059
Net realized and unrealized gain
 (loss) on investments                0.000       0.000       0.000       0.000       0.000

Total from investment operations      0.008       0.006       0.012       0.036       0.059

Less:
 Distributions from net
  investment income                  (0.008)     (0.006)     (0.012)     (0.036)     (0.059)
 Distributions from short-term
  capital gains, net                  0.000       0.000       0.000       0.000       0.000
 Distributions from net realized
  gains                               0.000       0.000       0.000       0.000       0.000

Total distributions                  (0.008)     (0.006)     (0.012)     (0.036)     (0.059)

Net asset value at end of year       $1.000      $1.000      $1.000      $1.000      $1.000

Total return                          0.86%       0.56%       1.25%       3.67%       6.03%
Ratios to average net assets:
 Expenses - Net (a)                   0.49%       0.56%       0.46%       0.38%       0.40%
 Expenses - Gross (b)                 1.43%       1.58%       1.24%       1.09%       0.74%
 Net investment income                0.85%       0.56%       1.24%       3.61%       5.89%
 Portfolio turnover                    N/A         N/A         N/A         N/A         N/A
Net assets ($ in thousands)          $3,148      $3,630      $4,075      $4,167      $4,501

(a) The net expense ratio is after reimbursed and indirect expenses paid. For the Government Money Market Fund, the expense ratio after reimbursed expenses but before indirect expenses paid would be 1.32%, 0.64% and 0.88% for the years ended December 31, 2003, December 31, 2002 and December 31, 2001, respectively. There were no indirect expenses paid for the years ended December 31, 2004 and December 31, 2000.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor, as well as fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.


<Page 47>



Report of Independent Registered Public Accounting Firm



The Boards of Directors and Trustees and the Shareholders
Monetta Fund, Inc. and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of Monetta Fund, Inc., and Monetta Trust - comprised of the Select Technology Fund, Mid-Cap Equity Fund, Blue Chip Fund, Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund, collectively referred to as the "Funds", including the schedules of portfolio investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc. and Monetta Trust as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.



KPMG LLP


Chicago, Illinois
February 18, 2005



<Page 48>


Notice To Shareholders                          December 31, 2004


HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES

A description of the policies and procedures that the Funds' use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-MONETTA or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2004

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-MONETTA. Furthermore, you can obtain the Funds' proxy voting records on the SEC's website at http://www.sec.gov.

QUARTERLY FILINGS FROM FORM N-Q

The Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds' Form N-Q is also available upon request by calling 1-800-MONETTA.


<Page 49>






                    (This Page Is Intentionally Left Blank)



<Page 50>



Directors/Trustees                            December 31, 2004

Name (Year Of Birth)               Principal Occupation During Past 5 Years           Other Directorships and
Position(s) Held with Fund                                                            Affiliations
Independent ("disinterested")      Directors

John L. Guy (1952)                 Executive Assistant, Wachovia Corp. (formerly
Trustee since 1993                 First Union Nat'l Bank), Business Banking,
Director since 1998                General Bank Group, since Nov. 1999;
                                   President, Heller Small Business Lending
                                   Corporation (formerly Heller First Capital Corp.),
                                   May 1995 to Nov. 1999.

Marlene Z. Hodges (1948)           CFO, Abraham Lincoln Center since
Director and Trustee since 2001    March 2003; Director of Finance Sears
                                   Roebuck & Company from 1970, retired
                                   November 2001.

Mark F. Ogan (1942)                Sr. Vice President & Chief Operating Officer,      Director JMI-USA, Inc
Director since 1988                Rand McNally & Company, since July 2003;           and Director Montini
Trustee since 1993                 President, DuPage Capital Management, Ltd.,        Catholic High School.
                                   since April 1995.



Inside ("interested") Directors

Robert S. Bacarella (1949)         Chairman, Chief Executive Officer and              Wheaton Police Pension
Director and President since 1985  President since April 1997; Chairman and           Board, 1994 to 2001.
Trustee and President since 1993   Chief Executive Officer of Adviser, 1996 to
                                   1997; President of the Adviser 1984 to 1996;
                                   Director of the Adviser since 1984.

John W. Bakos (1947)               Division Placement Manager, Sears Roebuck
Director since 1985                & Co., since 1969.
Trustee since 1996


All of the above Directors/Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund, Inc. and Monetta Trust to hold office until a successor is elected and qualified. Each Director oversees the Monetta Fund and each Trustee oversees the six funds of the Monetta Trust.

The address for each Director and Trustee is the Adviser's office.


<Page 51>




Monetta Family of Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60187-8133


PRESORTED STANDARD
U.S. Postage
PAID
Monetta

ITEM 2. CODE OF ETHICS
(a) The registrant has adopted a code of ethics applicable to the Monetta Trust's principal executive officer and principal financial officer, regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The registrant has made no amendments to its Code of Ethics during the Period covered by the shareholder report presented in Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1.

(e) Not applicable.

(f) (1) Filed with the Commission, pursuant to Item 11(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSAR.
    (2) Not applicable.
    (3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-666-3882.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Monetta Trust's Board has designated John L. Guy and Mark F. Ogan, each an independent trustee, as its audit committee financial experts. Mr. Guy is Executive Assistant with Wachovia Corp., Business Banking Group. Previously, he served as President of Heller Small Business Lending Corp. Mr. Ogan is Sr. Vice President and Chief Operating Officer of Rand McNally & Co. Previously, Mr. Ogan served as President of Dupage Capital Management, Ltd.


ITEM 4(a) - (d) PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents aggregate fees billed (rather then incurred) to the Monetta Trust for the fiscal years ended December 31, 2004, and 2003 by the Monetta Trust's principal accountant for professional services rendered for the audit of the registrant's annual financial statements and fees billed for other services rendered by the principal accountant during those periods.


YEARS ENDED DECEMBER 31,                     2004         2003
------------------------------------------------------------------

(a)Audit Fees                             $32,400        $41,496

(b)Audit-Related Fees(1)                        0              0

(c)Tax Fees(2)                             16,200         10,374

(d)All Other Fees(3)                            0              0
                                     -----------------------------

Total                                     $48,600        $51,870
                                     =============================


(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters

(3) All other fees consist of the aggregate fees billed for products and services provided by the registrant's principal accountant other than audit, audit-related, and tax services.

(e)(1) The Monetta Trust's audit committee pre-approves any services to be provided by the auditor to the registrant. In addition, the audit committee considers and approves any non-audit services to be provided.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the Monetta Trust's principal accountant for services rendered to the Monetta Trust for each of the Monetta Trust's last two fiscal years (2004 and 2003) were $16,200 and $10,374, respectively.

In addition to audit and non-audit fees billed to the Monetta Trust (as reported above) by the principal accountant, the Monetta Fund which is part of the Monetta Family of Funds was billed for services as follows:
audit fees $21,600 and $10,504 for 2004 and 2003 respectively; tax services $10,800 and $2,626 for 2004 and 2003 respectively. No services were provided to the investment adviser by the Trust's principal accountant.

(h) Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to open-end investment management companies.


ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable - the Schedule of Investments is included with the registrant's Annual Report to Shareholders presented in Item 1.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.


ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
         INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the period covered by the report to shareholders presented in Item 1.


Item 11. CONTROLS AND PROCEDURES

(a) Based on their evaluation of registrant's disclosure controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17CFR270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There has been no change in the registrant's internal control over Financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17CFR270.30a-3(d)) during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 12.  EXHIBITS

	 EX-99.CODE ETH - Code of Ethics
	 EX-99.CERT - Section 302 Certification
	 EX-99.906 CERT - Section 906 Certification Exhibit (a) Code of Ethics